UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Hawthorn Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a-6(i)(1) and 0-11.

Hawthorn Bancshares, Inc.
132 East High Street
Jefferson City, Missouri 65101
April 21, 2023
Dear Shareholder:
You are invited to attend the annual meeting of shareholders of Hawthorn Bancshares, Inc. to be held at Hawthorn Bank located at 3600 Amazonas, Jefferson City, Missouri, on Tuesday, June 6, 2023, commencing at 9:00 a.m., local time.
We are relying on a rule of the Securities and Exchange Commission that allows us to furnish our proxy statement and related proxy card, as well as our 2022 Annual Report, to shareholders over the internet. This means our shareholders will receive only a notice containing instructions on how to access the proxy materials over the internet and vote online. If you receive this notice but would still like to request paper copies of our proxy materials, please follow the instructions on the notice or on the website referred to on the notice. By delivering proxy materials electronically to our shareholders, we can reduce the costs of printing and mailing our proxy materials. Please visit www.voteproxy.com for more information about the electronic delivery of proxy materials.
The business to be conducted at the annual meeting is described in the accompanying notice of annual meeting and proxy statement. At this year's meeting, the agenda includes the election of three Class I directors, a proposal to ratify the selection of our independent registered public accounting firm, a proposal to provide non-binding advisory approval for the compensation of our executives disclosed in this proxy statement and a proposal to approve the Hawthorn Bancshares, Inc. Equity Incentive Plan. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of our Company.
Your vote is important. Whether or not you plan to attend the meeting, please cast your vote as soon as possible. Specific voting instructions appear on the enclosed proxy card or voting instruction form.
We appreciate your continued interest in and support of our Company.

Sincerely yours,

David T. Turner
Chairman of the Board, President and Chief Executive Officer

Hawthorn Bancshares, Inc.
132 East High Street
Jefferson City, Missouri 65101
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 6, 2023
The annual meeting of the shareholders of Hawthorn Bancshares, Inc., a Missouri corporation, will be held at Hawthorn Bank located at 3600 Amazonas, Jefferson City, Missouri, on Tuesday, June 6, 2023, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:
1.To elect three Class I directors to hold office for a term expiring at our 2026 annual meeting of shareholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal;
2.To consider and act upon ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the current year;
3.To consider and act upon advisory approval of the compensation of our executives disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;
4.To consider and act upon a proposal to approve the Hawthorn Bancshares, Inc. Equity Incentive Plan; and
5.To consider and act upon any other matters that properly may come before the meeting.
The proposals referred to above are more fully described in the accompanying proxy statement. An annual report to shareholders for 2022, which contains our audited financial statements, also accompanies this notice of annual meeting and proxy statement.
Our board of directors has fixed the close of business on March 31, 2023 as the record date for the determination of the holders of our common stock entitled to notice of, and to vote at, the annual meeting. We solicit you to give your proxy to vote at the annual meeting by following the specific voting instructions appearing on the enclosed proxy card or voting instruction form, regardless of whether you intend to attend the meeting.

By Order of the Board of Directors

David T. Turner
Chairman of the Board, President and Chief Executive Officer

.

April 21, 2023
Jefferson City, Missouri

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS APPEARING ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PROMPTLY TO ENSURE YOUR REPRESENTATION AT THE MEETING.
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on June 6, 2023.
This notice of annual meeting and accompanying proxy materials, and access to our proxy voting site, are available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting.
Our Company's proxy statement, annual report and other proxy materials are available at: www.hawthornbancshares.com
Our Company's proxy voting site can be found at: www.voteproxy.com

*    *    *

Hawthorn Bancshares, Inc.
132 East High Street
Jefferson City, Missouri 65101
__________________
PROXY STATEMENT
__________________
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2023
__________________
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the annual meeting.
Why am I receiving these materials?
The board of directors of Hawthorn Bancshares, Inc. is providing these materials to you in connection with our annual meeting of shareholders on June 6, 2023. The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, and certain other required information. This proxy statement, the notice of annual meeting of shareholders and the accompanying proxy card or voting instruction form were first sent or given to our shareholders on or about April 21, 2023. As a shareholder of our Company, you are entitled and encouraged to vote on the items of business described in these proxy materials. Your vote is very important. For this reason, our board is requesting that you allow your shares to be represented at the annual meeting by the persons named as proxies on the enclosed proxy card or voting instruction form.
When and where will the annual meeting be held?
The annual meeting of shareholders will be held on Tuesday, June 6, 2023, commencing at 9:00 a.m., local time, at Hawthorn Bank located at 3600 Amazonas, Jefferson City, Missouri. You may obtain directions to the location of the annual meeting by calling us at (573) 761-6100. You do not have to attend the annual meeting to be able to vote.
What matters will be voted on at the annual meeting?
Shareholders will consider and vote upon the following business items at the annual meeting:
•The election of three Class I directors to hold office for a term expiring at our 2026 annual meeting of shareholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal;
•The ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the current year;
•The advisory approval of the compensation of our executives disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;
•The approval of the Hawthorn Bancshares, Inc. Equity Incentive Plan; and
•Any other matters that may properly come before the annual meeting.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote:
•"FOR" the election of each nominee for director named in this proxy statement;
•"FOR" the ratification and approval of KPMG LLP as our independent registered public accounting firm;

•"FOR" the advisory approval of the compensation of our executives disclosed in this proxy statement; and
•"FOR" the approval of the Hawthorn Bancshares, Inc. Equity Incentive Plan.
What shares can I vote?
The only outstanding securities of our Company having voting rights at the annual meeting are the shares of our common stock, $1.00 par value. Each issued and outstanding share of our common stock as of the close of business on the March 31, 2023 record date for the annual meeting is entitled to one vote on each matter submitted to a vote at the annual meeting. As of the record date, 6,768,581 shares of our common stock were outstanding.
You may vote all shares of our common stock that you held as of the record date. This includes (i) shares held directly in your name as the shareholder of record, (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, sometimes referred to as shares held in "street name," and (iii) shares held for you in our Company's Profit-Sharing 401(k) Plan.
How do I submit my vote?
Generally, you may vote your shares by Internet, by telephone, by completing, signing and returning the proxy card or voting instruction form provided to you, or by attending the annual meeting and voting in person. If you vote by Internet or by telephone, you do not need to return the proxy card. You will need to have your proxy card in hand if you vote by Internet or by telephone. Specific voting instructions are found on the proxy card or voting instruction form provided to you.
Shares held by the shareholder of record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record, and these proxy materials were sent to you directly. As the shareholder of record, you have the right to grant your proxy vote directly or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.
Shares held in street name. If you hold shares in a brokerage account or through some other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, trustee or other nominee, together with a voting instruction form. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares by following the instructions on the voting instruction form. Although you may attend the annual meeting, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from your broker, trustee or nominee. We may require a recent brokerage statement or other proof of ownership for admission to the meeting. You may vote your shares by any of the options listed on the voting instruction form.
Shares held in our Company benefit plans. If your shares are held for you in our Company's Profit-Sharing 401(k) Plan, you are receiving a voting instruction form from the plan trustee or administrator. To vote these shares, you will need to follow the specific voting instructions appearing on the voting instruction form. We must receive your completed voting instruction form by the deadline specified in such form. You may attend the annual meeting, however, you may not vote these shares in person at the meeting.
Can I change my proxy vote or revoke my proxy?
If you are a shareholder of record, you may change your vote or revoke your proxy any time before your vote is used at the annual meeting by:
•submitting a valid, later-dated proxy;
•submitting a valid, subsequent vote by telephone or the Internet;
•notifying our corporate secretary in writing that you have revoked your proxy; or
•completing a written ballot at the annual meeting.
Attendance at the annual meeting will not in and of itself constitute a revocation of your proxy.

If you hold shares as the beneficial owner in street name, you may change your vote by submitting new voting instructions to your broker, trustee or other nominee or, if you have obtained a legal proxy from your broker, trustee or nominee, by voting in person at the annual meeting.
You may revoke your voting instructions with respect to any shares of common stock you hold in our benefit plans by delivering a valid, later-dated voting instruction form by the deadline specified in the voting instructions furnished by the plan trustee or administrator.
How many votes are needed to conduct business at the annual meeting?
A majority of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting. Both abstentions and broker non-votes (described below under "What is the effect of a broker non-vote?") are counted as present and entitled to vote for purposes of determining a quorum. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.
How are votes counted?
If you are a shareholder of record and you give your proxy, the shares represented by the proxy will be voted in accordance with your instructions. However, if you are a shareholder of record and you give your proxy without providing voting instructions on one or more proposals, your proxy will be voted for those unmarked proposals in accordance with the recommendation of our board of directors (which recommendation is identified above under "How does our board of directors recommend that I vote?").
If your shares are held in street name through a broker or other nominee, they will be voted in accordance with the voting instructions that you provide. If you do not provide voting instructions, your broker or other nominee is only permitted to vote your shares on proposals that are considered routine under applicable stock exchange rules. It is anticipated that only the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm would be considered to be routine.
If your shares are held in our Company's Profit-Sharing 401(k) Plan, they will be voted in accordance with your voting instructions. If the plan trustee or administrator does not receive voting instructions for shares held in the plan by the deadline specified in the voting instruction form, the shares credited to your account will be voted to "abstain." If your shares are represented at the meeting and are voted to "abstain" with respect to any nominee or proposal, this will have the same effect as a vote against such nominee or proposal.
What vote is required to approve the proposals at the annual meeting?
Election of Directors. Directors are elected by receiving the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote in the election of directors. Shareholders may vote for or against any nominee for director or may abstain from voting for any or all nominees for director. If your shares are represented at the meeting and are voted to "abstain" with respect to a particular nominee, it will have the same effect as a vote against the nominee. Shareholders do not have cumulative voting rights in the election of directors.
Other Matters. Approval of the proposal to ratify and approve the selection of KPMG LLP as our independent registered public accounting firm, the proposal for advisory approval of the compensation of our executives disclosed in this proxy statement, the proposal to approve the Hawthorn Bancshares, Inc. Equity Incentive Plan and all other proposals that properly may come before the annual meeting require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the particular proposal. Shareholders may vote for or against any proposal at the meeting or may abstain from voting on any such proposal. If your shares are represented at the meeting and are voted to "abstain" with respect to any proposal, this will have the same effect as a vote against the proposal.
What is the effect of a broker non-vote?
A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If you hold shares in street name through a broker or other nominee and do not vote your shares or provide voting instructions, your broker or other nominee may vote for you on "routine" proposals but not on "non-routine" proposals. It is anticipated that the ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm would be considered routine, but the election of directors, the advisory approval of the compensation of our executives and the approval of the Hawthorn Bancshares, Inc. Equity Incentive Plan would be considered non-routine. Therefore, if you do not vote on any non-routine proposal or provide voting instructions, your broker or other nominee will not be allowed to vote your shares on such proposal. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting if the shares are otherwise properly represented at the meeting. Broker non-votes are not counted for purposes of determining the number of shares entitled to vote on any proposal for which the broker or other nominee lacks discretionary authority, and therefore would reduce the number of affirmative votes that are necessary to approve that proposal.
Are there any other matters that will be considered at the annual meeting?
The only items of business that may be properly brought before the annual meeting are the matters set forth in this proxy statement or those brought before the meeting by or at the direction of our board of directors. We are not aware of any business to be acted upon at the annual meeting other than the items described in this proxy statement. Your signed proxy, however, will entitle the persons named as proxy holders to vote in their discretion for any other matter that is properly presented at the meeting.
Who pays the cost of soliciting votes at the annual meeting?
Our board of directors is making this proxy solicitation, and our Company will bear all costs of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of our Company and of our subsidiary bank, at no additional compensation. Our Company may reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies. Our Company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of common stock held of record by such persons. If you choose to access proxy materials or vote by Internet, you are responsible for any Internet access charges you may incur.
Where can I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting and will publish those results in a report on Form 8-K filed with the Securities and Exchange Commission or SEC within four business days of the day on which the annual meeting ends. If the voting results included in such Form 8-K are not final, we will publish the final results in an amended report on Form 8-K within four business days after the final voting results are known.
Why did I receive a Notice in the mail regarding the Internet Availability of Proxy Materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.
What should I do if I receive more than one set of proxy materials?
You may receive multiple sets of proxy materials if you hold shares in more than one brokerage account or if you are a shareholder of record and have shares registered in more than one name. Please vote the shares on each proxy card or voting instruction form you receive.
We have adopted a "householding" procedure which allows us, unless a shareholder withholds consent, to send one proxy statement and annual report to multiple shareholders sharing the same address. Each shareholder at a given address will receive a separate proxy card or voting instruction form. If you are receiving multiple sets of proxy materials and wish to have your accounts householded, or if you no longer wish to participate in householding and wish to revoke your consent, call our corporate secretary, Kathleen L. Bruegenhemke, at (573) 761-6179, or send written instructions to our corporate secretary at Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101. We will act in accordance with your wishes within 30 days after receiving such notification.
Many brokerage firms participate in householding as well. If you have a householding request for your brokerage account, please contact your broker.
Where may I obtain financial and other information about Hawthorn?
We filed our annual report on Form 10-K for the year ended December 31, 2022 with the SEC on March 29, 2023. Our annual report to shareholders, containing our audited financial statements for 2022, accompanies this proxy statement. This proxy statement, our annual report to shareholders, our Form 10-K and our other proxy materials are available on our internet website (www.hawthornbancshares.com) and on the SEC’s internet website (www.sec.gov). Information on any website that we refer to does not constitute part of this proxy statement.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
ITEM 1: ELECTION OF DIRECTORS
What am I voting on?
One of the purposes of this annual meeting is to elect three directors in Class I to serve for a three-year term expiring at the annual meeting of shareholders in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.
What is the structure of our board and how often are directors elected?
Our board of directors consists of nine directors. Our articles of incorporation divides the board into three classes of directors, with directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of Kathleen L. Bruegenhemke, Philip D. Freeman and Jonathan D. Holtaway, the three directors in Class I, expire at this annual meeting. Directors in Class II (Frank E. Burkhead, Jonathan L. States and Gus S. Wetzel, III) and Class III (Shawna M. Hettinger, Kevin L. Riley and David T. Turner) have terms expiring at the time of the annual meeting of shareholders in 2024 and 2025, respectively. Our board of directors has determined that Messrs. Burkhead, Freeman, Holtaway, Riley, States and Wetzel and Ms. Hettinger each satisfies the independence requirements of The Nasdaq Global Select Market or Nasdaq.
Who are this year’s nominees?
The nominating and corporate governance committee of our board of directors has designated Kathleen L. Bruegenhemke, Philip D. Freeman and Jonathan D. Holtaway as the nominees proposed for election at the annual meeting. Each of these nominees currently serves on our board. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of Ms. Bruegenhemke and Messrs. Freeman and Holtaway.

The following table sets forth certain information with respect to each person nominated for election as a director at the annual meeting and each director whose term of office will continue after the annual meeting.

Name	Age	Position With Our Company	Director Since
NOMINEES
Class I: New Term to expire in 2026
Kathleen L. Bruegenhemke	57	Senior Vice President, Secretary, Chief Operations, Risk Officer and Director	2017
Philip D. Freeman	69	Director	1993
Jonathan D. Holtaway	52	Director	2019

DIRECTORS CONTINUING IN OFFICE
Class II: Term to expire in 2024
Frank E. Burkhead	51	Director	2014
Jonathan L. States	52	Director	2022
Gus S. Wetzel, III	44	Director	2018

Class III: Term to expire in 2025
Shawna M. Hettinger	51	Director	2022
Kevin L. Riley	67	Director	1995
David T. Turner	66	Chairman, President, CEO and Director	1997
There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

What is the business experience of the nominees and of our continuing board members and the basis for the conclusion that each such person should serve on our board?
Described below is the business experience for at least the last five years of each person nominated for election as a director at the annual meeting and each person whose term of office as director will continue after the annual meeting, as well as the specific experience, qualifications, attributes and skills of each such person that led to the conclusion that such person should serve on our board.
Kathleen L. Bruegenhemke has served as a director of our Company and of Hawthorn Bank since March 2017 and as Chief Operating Officer of Hawthorn Bank since January 2017. From October 2014 until December 2016 she served as Columbia Market President. She has served as Senior Vice President and Secretary of the Company since November 1997 and as Chief Risk Officer of the Company since June 2006.  From January 1992 until November 1997, she served as Internal Auditor of Hawthorn Bank (or of one of its constituent predecessors).  Prior to joining the Bank, Ms. Bruegenhemke served as a Commissioned Bank Examiner for the Federal Deposit Insurance Corporation. Ms. Bruegenhemke is a certified public accountant and possesses considerable expertise in overseeing various finance, regulatory compliance and risk management aspects of community banking, which she attained through over 30 years of service, first as a bank regulator and then as a dedicated employee of Hawthorn Bank. Her expertise, and the customer relationships and community connections she has developed, particularly in the Columbia, Missouri market, will benefit Board discussions and decisions and support the conclusion that Ms. Bruegenhemke should serve on our board.
Frank E. Burkhead has served as a director of Hawthorn Bank and of our Company since July 2014. Mr. Burkhead also serves on our nominating and corporate governance, audit and compensation committees. He is the co-owner of Burkhead & Associates LLC and owner of Burkhead Wealth Management since their founding in 1999. Mr. Burkhead is a certified public accountant and wealth and financial planner licensed in multiple states. Early in his working career, Mr. Burkhead served our Company as a teller, in customer service and as a loan adjuster in the Jefferson City market. Mr. Burkhead brings business success in over 30 years of experience in the financial planning and tax planning business. Mr. Burkhead contributes a strong accounting background as well as an excellent reputation as a business leader in the central Missouri business community.
Philip D. Freeman has served as a director of Hawthorn Bank (or one of its constituent predecessors) since 1990 and of our Company since 1993. He is the owner of Freeman Properties JCMO, LLC. Mr. Freeman also serves on our nominating and corporate governance, audit and compensation committees. The conclusion that Mr. Freeman should serve on our board is founded on his over 50 years of experience in managing a successful business with compassion, which experience has given him an appreciation for the needs of people in our market and earned him the respect of many in the Jefferson City business community. His leadership on various committees of the board has been accompanied by his development of a high level of competency and expertise in areas of focus for our board, including executive compensation, financial reporting and investor relations.
Shawna M. Hettinger has served as a director of Hawthorn Bank and of our Company since September 2022. Hettinger is president and majority owner of Streetwise, Inc., a pavement marking and traffic control company based in Grandview, Missouri. She has over 15 years experience in the construction industry. Ms. Hettinger’s knowledge in business, the construction industry and her connections with customers in our Kansas City and Springfield markets are of value to our Company and led to the conclusion that she should serve on our board.
Jonathan D. Holtaway has served as a director of our Company and of Hawthorn Bank since March 2019. He is President of Ategra Capital Management, LLC, a registered investment advisor founded by Mr. Holtaway in 2005 and based in Vienna, Virginia. He serves as managing member of Ategra GP, LLC, the general partner of Ategra Community Financial Institution Fund, LP, a fund which invests primarily in the securities of companies in the bank and thrift industry and Ategra LS500, LP, a fund which invests primarily in large capitalization equities in the United States. From July 1992 until September 2001, Mr. Holtaway served as Managing Director and Partner of Danielson Associates, an investment banking company which provided advisory services to community financial institutions. It is anticipated that Board discussions and decisions will benefit from his understanding of the fundamentals of community banking derived from his over 30 years of experience as an analyst of, advisor to, and investor in, community banks and other financial institutions.
Kevin L. Riley has served as a director of Hawthorn Bank (or one of its constituent predecessors) and of our Company since 1995. He was co-owner of Riley Chevrolet, Buick, GMC, Cadillac and Riley Toyota, Inc., each a Jefferson City, Missouri automobile dealership since 1986 and 1992, respectively, having recently retired. His plans are to continue to live in the Jefferson City area and stay active in business, charitable and different Board functions. Mr. Riley also serves on our nominating and corporate governance, audit and compensation committees. Mr. Riley's years of experience in managing successful automobile dealerships (for which customer financing is an important part) and in regularly coming in contact with people in our market are of value to our Company and led to the conclusion that he should serve on our board. Board discussions and decisions benefit from his knowledge of customer relationship management.
Jonathan L. States has served as a director of our Company and of Hawthorn Bank since September 2022. He is a member/owner of Little Dixie Construction, a Columbia, Missouri based general contracting firm. Mr. States has over 30 years’ experience in the commercial construction industry. Being in the construction business has allowed Mr. States the opportunity to be actively involved in the commercial real estate business keeping him aware of the local and regional market. His knowledge of the construction industry and his connections with customers throughout Missouri are of value to our Company and led to the conclusion that he should serve on our board.
David T. Turner has served as a director of our Company and of Hawthorn Bank (or of its constituent predecessors) since January 1997. He has served as president of our Company since March 2002 and as chairman and chief executive officer of our Company since January 2011. He also currently serves as chairman, chief executive officer and president of Hawthorn Bank. Mr. Turner served as vice chairman of our Company from June 1998 through March 2002 and as senior vice president of our Company from 1993 until June 1998. He served as president of a predecessor to Hawthorn Bank from January 1997 through March 2002 when he assumed the position of chairman, chief executive officer and president. He served as senior vice president of that same predecessor from June 1992 through December 1996 and as its vice president from 1985 until June 1992. The conclusion that Mr. Turner should serve on our board is founded on his experience in the banking industry and familiarity with Hawthorn Bank and many of its customers. He brings valuable insights gained from his career at Hawthorn Bank in developing and promoting lasting customer relationships, sound ethical practices and a dedicated, service-oriented staff.
Gus S. Wetzel, III has served as a director of our Company since November 2018 and as a director of Hawthorn Bank since April 2017. Mr. Wetzel also serves on our nominating and corporate governance, audit and compensation committees. Mr. Wetzel has held his real estate license with Re/Max Truman Lake since 2008. He is also currently an owner of Meadows Contracting, LLC and Meadows Development Company where he has actively developed commercial and residential properties for over 20 years. Mr. Wetzel is a leader within the Clinton, Missouri business community. Mr. Wetzel's knowledge of the Clinton, Missouri real estate environment and his connections with customers in the community benefit directorate discussions.
What if a nominee is unwilling or unable to serve?
Each of the nominees listed in this proxy statement has indicated his willingness to serve as a director if elected, and the board of directors has no reason to believe that any nominee will be unavailable for election. If, for some unforeseen reason, a nominee becomes unwilling or unable to serve, it is intended that shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by our nominating and corporate governance committee, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote "FOR" the election of Kathleen L. Bruegenhemke, Philip D. Freeman and Jonathan D. Holtaway as Class I directors.

ITEM 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
What am I voting on?
Shareholders are being asked to ratify and approve the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. The selection of KPMG LLP was made by the audit committee of our board of directors. KPMG LLP has served as our independent auditor since 1993. In connection with the audit of our financial statements and internal control over financial reporting, our Company entered into an engagement agreement with KPMG LLP which sets forth the terms by which KPMG LLP will perform audit services for our Company. That agreement may be subject to alternative dispute resolution procedures. The ratification and approval by shareholders of the selection of KPMG LLP effectively would also be a ratification of that agreement.
What services do the independent registered public accountants provide?
Audit services provided by KPMG LLP for 2022 included the examination of the consolidated financial statements of our Company and services related to our periodic filings with the SEC. Audit services also included an assessment of our Company's internal control over financial reporting as of December 31, 2022 for the purpose of expressing an opinion on the effectiveness of our Company's internal control over financial reporting. The services provided by KPMG LLP are more fully described in this proxy statement under the captions "Audit Committee Report" and "Independent Auditor Fees and Services."
Will a representative of KPMG LLP be present at the meeting?
One or more representatives of KPMG LLP may be present at the annual meeting. If present, any such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.
What if this proposal is not approved?
Shareholder ratification and approval of the audit committee's selection of KPMG LLP as our independent registered public accounting firm is not required by any statute, regulation or by our bylaws. Nevertheless, if the shareholders do not ratify and approve the selection of KPMG LLP at the annual meeting, the audit committee will reconsider the appointment. Submission of our selection of KPMG LLP to the shareholders for ratification and approval will not limit the authority of the audit committee to appoint another independent certified public accounting firm to serve as independent auditor if the present auditor resigns or their engagement otherwise is terminated.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote "FOR" approval of the selection of KPMG LLP.

ITEM 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
What am I voting on?
Shareholders are being given the opportunity at the annual meeting to cast an advisory vote on the compensation of our Company's executives. This vote, commonly known as "say-on-pay," gives you as a shareholder the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:
Resolved, that the shareholders approve the compensation paid to our Company's executives pursuant to the policies and procedures employed by our Company, as described in the proxy statement for the 2023 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis and the tabular and narrative disclosure regarding named executive officer compensation.
Because your vote is advisory, it will not be binding upon our board of directors. However, our compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote "FOR" approval of the above resolution concerning the compensation paid to our Company's executives.

ITEM 4: APPROVAL OF THE HAWTHORN BANCSHARES, INC. EQUITY INCENTIVE PLAN
What am I voting on?
The Board of Directors has adopted, subject to shareholder approval, the Hawthorn Bancshares, Inc. Equity Incentive Plan (the “Equity Plan”). The Board of Directors believes that the adoption of the Equity Plan is in the best interests of Hawthorn Bancshares, Inc. and its shareholders as a means of providing Hawthorn Bancshares, Inc. and Hawthorn Bank (collectively or individually, "we," "our," or the "Company") with the ability to retain, reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of our shareholders through the ownership of additional shares of our common stock.
Why We Are Seeking Approval of the Equity Plan
Many companies with which we compete for directors and employees are shareholder-owned companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Plan, our shareholders will give us the flexibility we need to continue to attract and retain highly-qualified officers, employees and directors by offering a competitive compensation program linked to the performance of our common stock. In addition, the Equity Plan further aligns the interests of our directors and management with the interests of our shareholders by increasing the ownership interests of directors and officers in the common stock of Hawthorn Bancshares, Inc.
Highlights of the Equity Plan
•Share Reserve and Terms Generally Consistent with Industry Standards. The maximum number of shares of Hawthorn Bancshares, Inc. that may be issued pursuant to awards under the Equity Plan is 203,000 shares, which represents approximately 3% of the total number of shares outstanding. In determining the size and terms of the Equity Plan, the Board of Directors considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions; (2) applicable federal and Missouri banking regulations related to the adoption of equity-incentive plans and (3) the dilutive impact that the shares issued under the Equity Plan would have on existing shareholders.
•Limits on Grants to Non-Employee Directors. Generally, the maximum number of shares of common stock subject to awards that can be granted to any individual non-employee director during any single calendar year is $300,000, measured as of the date of grant and based on the awards' grant date fair value determined under applicable accounting principles.
•No Repricing. The Equity Plan prohibits repricing and exchange of underwater options or out-of-the-money stock appreciation rights for cash or shares without shareholder approval.
General
The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, which is attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the Equity Plan, the terms of the Equity Plan will control.
Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance or delivery to participants of up to 203,000 shares of Hawthorn Bancshares, Inc. common stock pursuant to grants of awards under the plan. Awards under the Equity Plan may consist of stock options (non-qualified stock options and incentive stock options), restricted stock awards (RSAs), restricted stock units (RSUs), performance shares, stock appreciation rights (SARs), performance units, bonus shares or other stock-based awards.
There is no maximum or minimum limit on the types of awards that may be granted under the plan.
Administration
The Equity Plan will be administered by the Board or one or more other Board committees that has been delegated administrator (the "Administrator") authority under the Plan. The Administrator has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations relating to the administration of the Plan, including, but not limited to, decisions and actions relating to: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the Equity Plan; (4) interpreting the provisions of the Equity Plan and any award agreement; (5) the amendment, suspension or waiver of any rules relating to the Plan, and (6) any other determination or action that may be necessary or advisable for administration of the Plan. Except as otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Administrator are final, conclusive and binding. The Equity Plan also permits the Administrator to delegate all or part of its responsibilities and powers to any person or persons selected by it in accordance with the Plan and applicable law.
Eligibility
All employees and directors of the Company are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options under the Plan.
Types of Awards
The Administrator may determine the type and terms and conditions of awards under the Equity Plan. Awards will be evidenced by award agreements approved by the Administrator and delivered to participants. Subject to the terms of the Plan, the award agreements will set forth the terms and conditions of each award.
Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the Equity Plan may be determined, if the common stock of Hawthorn Bancshares, Inc. is listed on a securities exchange, based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions in such stock as reported by such market. If the common stock of Hawthorn Bancshares, Inc. is not traded on that date, then the fair market value may be determined based on the value described above on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Administrator will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) by tendering, either actually or constructively by attestation, stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; or (5) by a combination of the foregoing.
Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the Equity Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Administrator consistent with the Equity Plan. Prior to awards vesting, unless otherwise determined by the Administrator, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to the award. Any dividends paid on shares of restricted stock, however, will be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying shares of restricted stock.
Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described above is also applicable to restricted stock units. Restricted stock units will be paid in shares of our common stock, or in the sole discretion of the Administrator determined at the time of settlement, in cash or a combination of cash and shares of our stock, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Plan. Dividends will not be paid on restricted stock units. The Administrator is authorized to grant dividend equivalent rights with respect to restricted stock units available under the Plan. Dividend equivalent rights confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Administrator, the dividend equivalent right will be paid at the same time as the shares subject to the respective restricted stock unit are distributed to the participant.

Limitations on Awards Under the Equity Plan
The following limits apply to awards under the Equity Plan:
•The maximum number of shares of common stock that may be available for awards under the Equity Plan is 203,000 shares. This maximum limit is the same maximum limit on the number of shares that may be issued pursuant to the exercise of incentive stock options.
•No non-employee director may be granted awards denominated in shares under the Equity Plan in any one calendar year with respect to a number of shares that exceeds a number equal to $300,000 divided by the grant date fair value of the awards (determined under applicable accounting principles), rounded down to the nearest whole share. For purposes of this limitation "deferred shares" count against this limit only during the calendar year in which such award is initially made and not in the calendar year in which the deferred share is ultimately issued or paid, and no share issued because of an election made by a non-employee director to receive his or her non-employee director cash compensation in the form of an award under the Plan rather than in cash counts against the limit.
In the event of a corporate transaction involving the stock of Hawthorn Bancshares, Inc. (including, without limitation, any stock dividend, stock split or other special and non-recurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Administrator will, in an equitable manner, adjust the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.
In addition, the Administrator is authorized to make certain other adjustments to the terms and conditions of outstanding awards under the Plan consistent with the terms of the Equity Plan.
Prohibition Against Repricing of Options. The Equity Plan provides that the Administrator may not make any adjustment or amendment to the Plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option, unless shareholder approval is obtained.
Prohibition on Transfer. Unless otherwise determined by the Administrator, awards granted under the Equity Plan are not transferable except by will or the laws of descent and distribution. The Administrator will have sole discretion to permit the transfer of an award to certain family members or entity related to the participant, as specified in the Equity Plan.
Vesting of Awards and Performance Measures
The Administrator will specify the vesting schedule or conditions of each award. The Administrator may use performance measures for vesting purposes with respect to awards granted under the Equity Plan. Performance measures may be based on the performance of the Company as a whole or of any one or more business units of the Company, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Administrator may provide for the inclusion or exclusion of certain items.
Change in Control
Except, or in addition to, as may be specifically provided in a participant's award agreement, in the event that Hawthorn Bancshares, Inc. is a party to a corporate transaction (including a change of control) involving a merger or consolidation, or in the event of a sale of all or substantially all of Hawthorn Bancshares, Inc.'s stock or assets, all awards outstanding on the effective date of the transaction will be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator). The Board or committee administering the Plan, as constituted before such change in control, may elect to take one or more of the following actions: (a) continuation of the award (if Hawthorn Bancshares, Inc. is the surviving corporation); (b) assumption of the award by the surviving corporation or its parent; (c) substitution by the surviving corporation or its parent of an award for a new award; (d) cancellation of the award and a payment to the participant with respect to each share subject to the portion of the award that is vested as of the transaction date equal to the underlying fair market value of the share underlying the award or, in the case of an option or SAR, an amount equal to the excess of (i) the value of the property (including cash) received by the holder of a share of stock as a result of the transaction, over (ii) the per-share option exercise price or SAR exercise price; (e) with respect to an outstanding option or SAR, cancellation of the award without the payment of any consideration, after providing the participant the opportunity to exercise the award in connection with the transaction, or suspending the participant’s right to exercise the award during a limited period of time preceding the closing of the transaction, if such suspension is administratively necessary to permit the closing of the transaction; or (f) termination of any right the participant has to exercise an option or SAR before vesting in the shares subject to the award (i.e., “early exercise”), such that following the closing of the transaction the award may only be exercised to the extent it is vested.
Forfeiture
The Administrator may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon certain events, including: termination of employment for cause, termination of the provision of services to the Company or pursuant to any clawback policy adopted by the Company.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, except as provided in the Equity Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Plan to materially increase the benefits accruing to participants under the Plan, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Equity Plan), or materially modify the requirements for participation in the Plan, without approval of shareholders. Notwithstanding the foregoing, the Administrator may amend the Equity Plan or any award agreement, to take effect retroactively or otherwise, to conform the Plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Plan, or the making of the award affected thereby, which, in the sole discretion of the Administrator, may materially and adversely affect the financial condition or results of operations of the Company
Duration of Plan
The Equity Plan will become effective upon approval by the shareholders at this meeting. The Equity Plan will remain in effect as long as any award under it is outstanding; however, no incentive stock options may be granted under the Equity Plan on or after the ten-year anniversary of the effective date of the Plan. At any time, the Board of Directors may terminate the Equity Plan. However, any termination of the Equity Plan will not affect outstanding awards.
New Plan Benefits
Future awards under the Equity Plan will be granted in amounts and to individuals as determined by the Administrator in its sole discretion. Therefore, the benefits or amounts that will be received by the participants under the Equity Plan in the future are not determinable at this time.
Federal Income Tax Considerations
The following is a summary of the current federal income tax consequences with respect to awards under the Equity Plan:
Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of the later of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.
Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct compensation in excess of $1.0 million per year for persons who are “covered employees,” defined to include the chief executive officer, the chief financial officer, the three other most highly paid officers and any employee who has been a covered employee for any fiscal year beginning after December 31, 2016. All compensation which becomes taxable in the year is generally subject to this deduction limit if the aggregate amount of compensation of the covered employee exceeds $1.0 million. With respect to the Company's granting of awards under the Plan or the payment of compensation to the extent such compensation would not be deductible under Section 162(m) of the Internal Revenue Code, the Company considers the deductibility of awards granted under the Equity Plan as only one factor in determining executive compensation. The Company also takes into account and considers other factors in determining which types of awards to grant, even to the extent such grant results in the compensation relating to the award not being deductible under Section 162(m). Accordingly, while the Administrator will consider these deduction limits in setting the size and the terms and conditions of awards, the Administrator may decide to grant awards that exceed the deduction limit.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Administrator, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided such withholding does not trigger adverse accounting consequences.
Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by the Company with respect to the awards.
Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.
Accounting Treatment
Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).
Awards to be Granted
The Board of Directors has adopted the Equity Plan, contingent upon shareholder approval. If the Equity Plan is approved by shareholders, the Administrator intends to meet promptly after shareholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.
Required Vote and Recommendation of the Board of Directors
To approve the Equity Plan, the proposal must receive the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote on the matter.
The closing sale price of Hawthorn Bancshares, Inc.’s common stock on March 31, 2023 was $23.38.
The Board of Directors recommends a vote “FOR” the approval of the Equity Incentive Plan.

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Leadership Structure
Our Company is led by David T. Turner, who has served as our president since March 2002 and as our chief executive officer and chairman of the board of directors since January 2011. Our board of directors is comprised of Mr. Turner and eight other directors, including seven directors who satisfy Nasdaq's independence requirements. Our corporate governance guidelines provide that our independent directors will meet regularly in executive session. Our Company does not have a member of our board who is formally identified as the lead independent director; however, Philip D. Freeman, an independent director, leads these executive sessions. In addition, each of the board committees is comprised solely of independent directors. In meetings of the three board committees, the meetings are led by the respective independent chairs of each committee.
Our board leadership structure has been effective for our Company. We believe that having a combined chief executive officer and chairman of the board and an independent chair for each of our board committees currently provides the right form of leadership for our Company. A combined chairman and chief executive officer role allows for more productive meetings. The chief executive officer is the individual selected by the board of directors to manage our Company on a day-to-day basis, and his direct involvement in our business operations makes him best positioned to lead productive board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company's short- and long-term objectives. In addition to the leadership provided by our chairman and chief executive officer, we have oversight of Company operations by experienced independent directors who are led by a single independent director.
Risk Oversight
Although it is management's job to assess and manage our Company's exposure to risk, our board of directors oversees our Company's risk management and establishes policies that govern the process. Our board strives to ensure that risk management is incorporated into our Company's culture, and to foster risk-aware and risk-adjusted decision making throughout the organization. Our board also establishes standards for risk management by approving policies and directives that address and mitigate our Company's most material risks. These include policies and directives addressing credit risk, interest rate risk, capital risk and liquidity risk, as well as regulatory compliance. Our risk management processes are designed to bring to our board's attention our most material risks through various reports presented by management, including our chief risk officer, internal and external auditors, and regulatory examiners, and to enable our board to understand the risks and how they are addressed.
In overseeing our Company's risk management, our board conducts much of its risk oversight activities through our audit committee, which works closely with our chief risk officer. Our audit committee meets at least quarterly each year with our chief risk officer and other members of management and receives a comprehensive report on enterprise risk management, including management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. Our chief risk officer provides a presentation on enterprise risk management to the full board at least once each year. From time to time our audit committee also receives updates between meetings from our chief risk officer, our chief executive officer, our chief financial officer and other members of management relating to risk oversight matters. Our audit committee reports to the full board of directors after each meeting of the committee.
In addition to our audit committee, our board relies on our compensation committee for risk oversight activities within its area of responsibility. Our compensation committee most closely monitors the risks to which our compensation policies and practices could subject us. In performing these functions, the committee considers input from our chief risk officer and other members of management. In 2022, the committee reviewed our compensation programs and determined that they do not subject our Company to unnecessary or excessive risk or motivate staff members to manipulate our earnings and therefore are not reasonably likely to have a material adverse effect on our Company.
Securities Trading Policy and Policy Regarding Hedging
Our insider trading policy prohibits executive officers, directors, certain employees with access to our material, non-public information and certain of their respective relatives and controlled persons ("Covered Persons") from purchasing or selling any type of security, whether issued by the Company or another publicly-held company, while such person is aware of material, non-public information relating to the Company or such other publicly-held company or from providing such material, non-public information to any person who may trade while aware of such information. This policy also prohibits Covered Persons from engaging in transactions in securities of the Company that are speculative in nature. These transactions include, but are not limited to, (1) the writing of a call option and the purchase of a put option if the amount of securities underlying the option exceed the securities that the Covered Person otherwise owns; (2) "sales against the box" (i.e., selling of borrowed securities when the Covered Person owns sufficient shares to cover the sale); and (3) transacting in the securities of any entity with which the Company is dealing or is proposing to deal. This policy also strongly discourages Covered Persons from engaging in forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, and requires Covered Persons to obtain pre-clearance from the Company prior to entering into such transactions, with such request for pre-clearance setting forth a justification for such transactions.
Communication with the Board
Our board of directors has not established a formal process for shareholders to follow in sending communications to our board or its members, as our policy has been to forward to the directors any shareholder correspondence we receive that is addressed to them. Shareholders who wish to communicate with our board or any of our directors may do so. Such communications must be addressed to our board or any such director in care of our corporate secretary at Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101. Alternatively, such communications may be sent by e-mail to kbruegenhemke@hawthornbank.com. All such communications will be compiled by our corporate secretary and submitted to our board or the individual director, as applicable, on a periodic basis.
Neither our board of directors nor a specific director is required to respond to a shareholder communication. To avoid selective disclosure, our board or the individual director may respond to a shareholder's communication only if the communication involves information which is not material or which is already public. In such case, our board of directors, as a whole, or the individual director may respond, if at all:
•directly, following consultation with our corporate secretary or other advisors or without additional consultation, as our board determines appropriate;
•indirectly through our corporate secretary or other designated officer, following consultation with our corporate secretary or other advisors or without additional consultation, as our board determines appropriate; or
•pursuant to such other means as our board determines appropriate from time to time.
If the communication involves material non-public information, our board of directors or the individual director will not provide a response to the shareholder concerning such information. Our Company may, however, publicly provide information responsive to such communication if (following consultation with our advisors, as our board determines appropriate) our board determines disclosure is appropriate. In that case, the responsive information will be provided in compliance with SEC Regulation FD and other applicable laws and regulations.
Consideration of Director Nominees
In identifying and evaluating director nominees, the nominating and corporate governance committee of our board of directors may receive recommendations from management, from other directors and from shareholders. The committee reviews and considers information on each candidate and evaluates it in light of the needs and requirements of our Company. The committee believes that our board and its committees should be comprised of persons who are of high character and integrity, who have a personal and professional reputation that is consistent with the image and reputation of our Company, and who have expertise that may be useful to our Company. The committee also considers various factors, including the independence of the candidate, as well as his or her education or special skills, areas of expertise, experience, business associations, reputation and other characteristics and qualities that the committee believes are likely to enhance the effectiveness of our board and its committees. In determining whether a director should be retained and stand for re-election, the committee also considers the director's past attendance at meetings and participation in and contributions to the activities of our board and each committee on which such director serves. The committee does not assign specific weights to particular factors and no particular factor is necessarily applicable to all prospective nominees. No person will be eligible to stand for election as a director if he or she has been convicted of a felony without right of further appeal. In addition, no person may serve as a director after the end of the term in which his or her 75th birthday occurred, nor may any person be eligible to stand for election as a director after his or her 75th birthday. The committee does not have a formal policy concerning its consideration of diversity in identifying director nominees. Although the committee may consider diversity in identifying director nominees, it did not do so with respect to the selection of the nominees for this annual meeting. The committee seeks to identify and recruit the best available candidates, without regard to race, color, religion, sex, ancestry, national origin or disability.
Shareholders who wish the nominating and corporate governance committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the nominating and corporate governance committee in care of our corporate secretary at Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101. All nominees, including those submitted by shareholders in accordance with these procedures, will be evaluated using generally the same methods and criteria described above, although those methods and criteria are not standardized and may vary from time to time. Shareholders also may submit director nominations to our Company in accordance with the procedures described below under "Shareholder Proposals."
Committees of the Board
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Members of the committees serve at the pleasure of our board of directors.
Audit Committee. The audit committee of our board of directors currently is comprised of Mr. Burkhead, its chairman, and Messrs. Freeman, Riley and Wetzel. Our board of directors has determined that each member of the audit committee is independent as defined by Nasdaq's independence standards. The committee members also each meet the additional independence standards of Rule 10A-3 of the Securities Exchange Act of 1934. In addition, our board of directors has determined that Frank E. Burkhead meets the SEC's definition of an "audit committee financial expert." The audit committee assists our board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The audit committee is responsible for apprising our board of management's compliance with board mandated policies, internal procedures and applicable laws and regulations. The committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. The committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of our Company and its subsidiaries at least annually, and to report its findings to our board of directors. A more complete description of the audit committee's functions is provided in its charter, a copy of which is available on our internet website (www.hawthornbancshares.com) under the "Governance Documents" menu tab. The audit committee met 9 times during 2022.
Compensation Committee. The compensation committee of our board of directors currently is comprised of Mr. Wetzel, its chairman, and Messrs. Burkhead, Freeman and Riley. Our board of directors has determined that each member of the compensation committee is independent as defined by Nasdaq's independence standards. The committee members also each meet the definition of "non-employee director" under SEC Rule 16b-3. The committee is responsible for reviewing and making recommendations to our board of directors regarding the compensation and benefits of our executive officers and directors and for establishing and administering our executive compensation program. Our chief executive officer assists the committee from time to time on a variety of compensation matters, including making recommendations for the appropriate salaries and bonuses of our executive officers (other than our chief executive officer). The committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts. A more complete description of the committee's functions is provided in its charter, a copy of which is available on our internet website (www.hawthornbancshares.com) under the "Governance Documents" menu tab. The compensation committee met 1 time during 2022.
Nominating and Corporate Governance Committee. The members of our nominating and corporate governance committee currently are Mr. Freeman, its chairman, and Messrs. Burkhead, Riley and Wetzel, each of whom is independent, as defined by Nasdaq's independence standards. This committee is responsible for the director nomination process, including evaluating and recommending director nominees and committee appointments. It also is responsible for various other governance related matters, including an annual board assessment. A more complete description of the committee's functions is provided in its charter, a copy of which is available on our internet website (www.hawthornbancshares.com) under the "Governance Documents" menu tab. The nominating and corporate governance committee met 2 times during 2022.
Meetings of the Board
During 2022 our board of directors held 9 meetings. Each director attended at least 75% of the total meetings of our board of directors and of the committees of our board on which he or she served during that year. Our directors discharge their responsibilities throughout the year, not only at such board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our Company. All of our directors are also board members of our subsidiary bank, which meets on a regular basis.
The independent non-management members of our board of directors regularly hold executive sessions without management present. At least one executive session per year is attended by only independent non-management directors.
Directors are encouraged by our Company to attend our annual meeting of shareholders if their schedules permit, but our Company does not otherwise have a policy regarding such attendance. With the exception of Mr. Holtaway, each director was either present at the annual meeting of shareholders held in June 2022 or attended by phone. The board of directors typically meets immediately following the annual meeting of shareholders, which facilitates the directors' attendance at the annual meeting of shareholders.
Code of Ethics
Our board of directors has adopted a code of business conduct and ethics applicable to all employees, officers and directors, including our principal executive officer and our principal financial officer. A copy of the code of business conduct and ethics is available without charge to any shareholder who requests it by writing to our corporate secretary at Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101. It also is available on our internet website (www.hawthornbancshares.com) under the "Governance Documents" menu tab. Any substantive amendment to, or waiver from, a provision of this code that applies to our principal executive officer or principal financial officer will be disclosed on our internet website and, if required by rules of the SEC or Nasdaq, in reports we file with the SEC.
Director Compensation
Only outside (non-employee) members of our board of directors receive compensation for their service to our Company as a director. Each of these outside (non-employee) directors receive a monthly retainer of $2,000, $900 for each board meeting and $650 for each committee meeting attended.
All directors of our Company are also directors of Hawthorn Bank, and in that capacity may receive compensation from Hawthorn Bank. For their service to Hawthorn Bank as a director, each of Hawthorn Bank's outside (non-employee) directors is paid $650 for each meeting of the board attended.
Compensation earned in 2022 by each person currently serving as a director during such year (other than any director who is a named executive officer in the summary compensation table under "Executive Compensation and Related Matters" below) for service on our board and its committees is presented in the table below.

Name	Fees Earned or Paid in Cash ($) (1)	All Other Compensation ($) (2)	Total ($)
Frank E. Burkhead	41,300	—	41,300
Philip D. Freeman	41,300	—	41,300
Shawna M. Hettinger	13,300	500	13,800
Jonathan D. Holtaway	32,200	—	32,200
Kevin L. Riley	41,300	—	41,300
Jonathan L. States	12,650	—	12,650
Gus S. Wetzel, III	41,300	—	41,300
_____________

(1)Includes fees received for service as directors and committee members of our Company, and of our subsidiary bank, Hawthorn Bank, as follows:

Name	Hawthorn Bancshares Retainer ($)	Hawthorn Bancshares Meeting Fees ($)	Hawthorn Bank Meeting Fees ($)	Total Fees Earned or Paid in Cash ($)
Frank E. Burkhead	21,600	15,800	3,900	41,300
Philip D. Freeman	21,600	15,800	3,900	41,300
Shawna M. Hettinger	8,000	3,350	1,950	13,300
Jonathan D. Holtaway	21,600	7,350	3,250	32,200
Kevin L. Riley	21,600	15,800	3,900	41,300
Jonathan L. States	8,000	2,700	1,950	12,650
Gus S. Wetzel, III	21,600	15,800	3,900	41,300
(2)    The amounts in this column reflect the award to the applicable director(s) of one equity ownership interest in the Company’s subsidiary, HB Realty, LLC, by our subsidiary bank, Hawthorn Bank.

EXECUTIVE COMPENSATION AND RELATED MATTERS
Compensation Discussion and Analysis
This compensation discussion and analysis describes the material elements of compensation of our chief executive officer, our principal financial officer and our only other executive officer for 2022, collectively referred to as our "named executive officers." It also provides information on our compensation philosophy and our compensation policies and programs designed to achieve our compensation objectives. This discussion and analysis should be read in conjunction with the Summary Compensation Table, its accompanying footnotes and the additional tabular and narrative disclosure that follows the Summary Compensation Table.
Overview of Compensation Program.
The compensation committee of our board of directors has overall responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the executive officers of our Company and its subsidiary bank. The committee seeks to ensure that the total compensation paid to the executive officers, taking into account any compensation received from our subsidiary bank, is fair, reasonable and competitive. Our compensation program is reviewed annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of our Company and its subsidiary bank as well as performance of the individual executive officer. In this regard, from time to time our Company may retain the services of human resources and executive compensation consulting firms to review and make recommendations concerning our executive compensation program, although this was not done for 2022.
Compensation Program Objectives.
The three basic goals or objectives of our executive compensation program are:
•to attract and retain qualified individuals who provide the skills and leadership necessary to enable our Company and its subsidiary bank to achieve earnings growth, capital compliance and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices;
•to create incentives to achieve Company and individual performance objectives through the use of performance-based compensation programs; and
•to create a mutuality of interest between executive officers and shareholders through compensation structures that create a direct link between executive compensation and shareholder return.
In determining the structure and levels of each of the components of executive compensation needed to achieve these objectives, all elements of the compensation package are considered in total, rather than any one component in isolation. As more fully described below, the determination of such levels of executive compensation is a subjective process in which many factors are considered, including our Company's and/or affiliate bank's performance and the individual executive's specific responsibilities, historical and anticipated personal contribution to our business, and length of service with our Company or affiliate bank.
Role of Executive Officers in Compensation Decisions.
Our executive compensation program, insofar as it pertains to our chief executive officer and president, is administered solely by the compensation committee of our board of directors. Our executive compensation program, insofar as it pertains to executive officers other than our chief executive officer and president, is administered by our chief executive officer and president with respect to non-equity compensation and by the compensation committee with respect to equity compensation. In approving equity compensation awards to our executive officers other than our chief executive officer, the compensation committee gives some deference to the recommendations of our chief executive officer. Mr. David Turner, our chief executive officer, and other executive officers of our Company and affiliate bank, may attend meetings of the committee, but are not present during discussions or deliberations regarding their own compensation.

Compensation Components.
Historically, the principal components of compensation for our executive officers have been:

Base salary:	Designed to compensate employees competitively relative to the market;
Performance-based incentive compensation:	Designed to reward short-term performance, particularly the achievement of annual performance objectives;
Retirement and other benefits:	Designed to provide competitive benefits.
It is our view that these compensation components collectively promote the achievement of our compensation program objectives identified above by advancing both the short- and long-term interests of our shareholders. Among other things, the long-term interests of our shareholders are advanced by designating a portion of executive compensation to be at risk: namely, incentive compensation (which permits individual performance to be recognized on an annual and long-term basis based, in part, on an evaluation of the executive's contribution to our Company's and/or affiliate bank's performance). The applicable components of the compensation program are addressed separately below.
Base Salary. Our Company provides our named executive officers and other employees with base salary to compensate them for services rendered during the year. We view base salary as a key element of our employee attraction and retention objective. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility and on management's recommendations and subjective assessments of each executive's growth and effectiveness in the performance of his or her duties. In this regard, there is a subjective analysis of the role played by each individual executive in generating our Company's and/or bank's performance, including a consideration of the executive's specific responsibilities, contributions to our Company's and/or bank's business, and length of service. The factors impacting base salary levels are not independently assigned specific weights. We believe that base salary levels must bear a reasonable relationship to those that we perceive to exist in our market for executive talent in order to protect our ability to retain our executives and attract new executives when necessary. Base salary levels typically are considered annually as part of our Company's performance review process as well as upon a promotion or other change in job responsibility. During its review of base salaries for executives, the committee primarily considers:
•internal review of the executive's compensation, both individually and relative to other officers;
•a subjective assessment of the individual performance of the executive; and
•market data, to the extent available, that places the executive's compensation in context to that provided to similarly situated executives of other employers; however, we do not set base salary levels at a targeted percentile relative to compensation data for a particular peer, competitor or industry group. Our most recent external analysis was performed in 2012 for 2013 compensation by McLagan in which McLagan's general market and executive banking databases were selected for peer comparison purposes in conjunction with relevant peer proxy information.
The committee increased the base salaries of our named executive officers in 2022 as follows: Mr. Turner – 3%; Ms. Bruegenhemke – 3%; and Mr. Guthrie – 3%. The base salaries were determined subjectively by the committee after considering cost of living adjustments and each employee's perceived merit performance.
Incentive Compensation. In 1997 the committee recommended, and the full board of directors approved, the adoption of an incentive bonus program. This program has been an important part of our compensation program in that it was designed to provide incentives to achieve Company and individual performance objectives. Under this program, our Company's and affiliate bank's officers are eligible to receive annual incentive bonus awards. The officers participating in the program are identified by our chief executive officer and our compensation committee. Performance objectives are established for each of these officers.
The performance objectives for participants may include corporate performance objectives, functional or operating unit performance objectives and personal targeted objectives for performance. In the case of our chief executive officer and other senior officers, the performance objectives for 2022 were focused primarily on the achievement of budgetary, credit quality and operational objectives, while those for the junior officers of our affiliate bank primarily concern their functional or operating unit performance and the achievement of personal performance objectives. The performance objectives are not independently assigned specific weightings, but instead are subjectively considered based upon their perceived relative importance to each individual officer's job category and responsibilities.
Each officer who is eligible to receive bonus awards is assigned to one of five bonus tiers, which assignment is made primarily according to job complexity and responsibility. Tier one consists of our chief executive officer, Mr. Turner. Tier two generally consists of senior officers of our Company and of our affiliate bank, including Ms. Bruegenhemke and Mr. Guthrie. Target and maximum award levels are established for each tier and are expressed as a percentage of base salary for the officers in the applicable tier. Target awards are established at levels that, when combined with base salary, will achieve the perceived market level of annual compensation for performance that exceeds expectations. No awards are paid if the target level is not achieved. The maximum awards are established at 150% of the targeted award opportunity to reward exceptional performance. The following table presents the target and maximum award levels (expressed as a percentage of base salary) for each tier of our incentive bonus program.

Tier	Target	Maximum
Tier 1	35%	52%
Tier 2	25%	37%
Tier 3	20%	30%
Tier 4	15%	22%
Tier 5	10%	15%
Bonus awards are allocated among the participants after considering the individual participant's performance, responsibilities and contributions to our Company and/or affiliate bank, and subjectively analyzing the basis of their aggregate impact on the success of our Company and/or affiliate bank for the preceding year. The incentive bonus awards earned by each of our named executive officers for each of the last three years, as applicable, appear in the Summary Compensation Table below in the "Non-Equity Incentive Plan Compensation" column.
Retirement Benefits. As described below under "Executive Compensation and Related Matters--Pension Plan," all full-time employees of our Company and affiliate bank who were hired before July 1, 2017 and have completed five continuous years of employment, including Mr. Turner and Ms. Bruegenhemke, earn the right to receive certain benefits upon retirement under our defined benefit pension plan. The normal retirement benefits provided under the plan for an employee retiring at age 65 with at least 25 years of continuous service are based upon 45% of his or her average compensation over a ten-year period, less 50% of his or her social security benefit. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally.
Excess Benefit Plan. As described below under "Executive Compensation and Related Matters—Excess Benefit Plan," we established an excess benefit plan to restore certain retirement benefits to selected key management and highly compensated employees, including our chief executive officer, that are limited under the Company's defined benefit pension plan due to limitations under the Internal Revenue Code. Under this excess benefit plan, a participant is eligible to receive a monthly benefit, beginning upon the later of the participant's termination of employment or attainment of age 65, equal to the difference between the monthly benefit the participant would have received under our pension plan if certain limits under the Code were not imposed and the participant's actual monthly benefit amount under the pension plan.
Perquisites and Other Personal Benefits. Our Company provides our named executive officers with perquisites and other personal benefits that the compensation committee believe are reasonable and consistent with its overall compensation program to better enable our Company to attract and retain superior employees for key positions. The compensation committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.
Our Company provides each of our named executive officers with the use of an automobile because their responsibilities for our Company and affiliate bank requires travel to our various branch offices on a regular basis. They may use the automobile for personal use as well. Our Company pays local country club membership dues on behalf of each of our named executive officers to assist them in developing and enhancing business relationships in our markets. Considered both individually and in the aggregate, we believe that the perquisites we offer to our named executive officers are reasonable and appropriate. No named executive officers received a perquisite in excess of $25,000 in 2022.

Employment and Change in Control Agreements
Our Company generally does not enter into employment agreements with its executives. None of our named executive officers currently has an employment agreement.
Our Company has entered into change of control agreements with various executive officers including each of our named executive officers, which agreements are described below under the caption "Change of Control Agreements." These agreements provide for the payment of certain benefits if we terminate the executive's employment or if the executive quits for good reason within two years after a change in control of our Company. This "double trigger" arrangement, which requires both a change in control of our Company and a termination of employment must occur before benefits are triggered, is intended to provide continuity for the business by encouraging the continued employment of the executive following the change in control.
The committee believes the change of control agreements protect shareholder interests by reducing the distraction and uncertainty of key executives during a rumored or actual change in control of our Company. The agreements reinforce and encourage the executives' continued attention and dedication to their duties and provide incentives for them to remain with our Company during the transition. Continuation of the management team is often a crucial factor for the acquiring company. Severance benefits that encourage the executives to continue in their positions, therefore, may result in shareholders receiving a higher value from the deal.
The committee considers the potential amounts payable under the change of control agreements as part of its annual compensation review, but it did not review or revise the agreements in 2022. The benefits provided under these agreements do not impact the committee's decisions regarding other elements of the executives' compensation. Since these agreements provide contingent compensation, not regular compensation, they are evaluated separately in view of their intended purpose.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally disallows an income tax deduction to public companies for compensation over $1 million paid to certain executive officers. Our policy is to take reasonable and practical steps to avoid or minimize compensation that exceeds the cap so that all or most compensation is tax deductible. All compensation paid to our named executive officers in 2022 was deductible for federal income tax purposes.
Shareholder Advisory Approval of Executive Compensation
At the annual meeting of shareholders held on June 7, 2022, shareholders provided advisory approval of the compensation of our executives disclosed in the proxy statement for that meeting pursuant to the compensation disclosure rules of the SEC. Over 87% of the shares voted were voted for approval of the compensation of our executives at that annual meeting, which encouraged the compensation committee to continue its practices in determining executive compensation. At the annual meeting of the shareholders held on June 2, 2020, shareholders provided advisory approval for holding future advisory votes on executive compensation every year. In light of this shareholder approval for annual advisory votes on executive compensation, shareholders are being asked again to consider and act upon providing advisory approval for the compensation of our executives at this year's annual meeting of shareholders. We value the opinions of shareholders and, to the extent there is any significant advisory vote against the compensation of our executives, the compensation committee will consider the concerns of shareholders reflected by such vote and will evaluate whether any actions are necessary to address those concerns. It is anticipated that shareholders will next be asked to provide advisory approval concerning the frequency of providing advisory approval of the compensation of our executives at our 2026 annual meeting of shareholders.

Summary Compensation Table
The following summary compensation table summarizes the compensation paid or accrued by our Company and/or subsidiary bank (or its constituent predecessors) in the years indicated with respect to our chief executive officer, our principal financial officer and our only other executive officer for 2022. In this proxy statement, these individuals are referred to as our "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)(2)	Total ($)
David T. Turner	2022	525,210	1,000	—	273,109	—	48,045	847,364
Chairman, President & CEO	2021	509,912	800	—	178,469	—	46,153	735,334
	2020	495,060	—	—	173,271	—	42,925	711,256

Kathleen L. Bruegenhemke	2022	226,757	1,000	—	56,684	—	38,779	323,220
Senior Vice President, Secretary, Chief	2021	220,152	800	—	55,034	—	36,957	312,943
Operations & Risk Officer	2020	213,740	—	—	53,430	—	38,048	305,218

Stephen E. Guthrie	2022	265,225	1,000	—	74,595	—	48,171	388,991
Senior Vice President and	2021	257,500	800	—	64,376	—	39,708	362,384
Chief Financial Officer	2020	250,000	—	—	40,240	—	10,402	300,642
______________
(1)The amounts in this column reflect compensation earned under our incentive bonus program for each named executive officer, which is discussed above under the caption "Compensation Discussion and Analysis -- Compensation Components -- Incentive Compensation.
(2)The amounts in this column for 2022 reflect:
•contributions to the Hawthorn Bancshares, Inc. Profit-Sharing 401(k) Plan (and its predecessor plans) paid by our Company for each named executive officer;
•life insurance premiums paid by our Company for each named executive officer;
•our incremental cost attributable to personal use by each of Mr. Turner, Ms. Bruegenhemke and Mr. Guthrie of a Company-provided automobile (calculated in accordance with Internal Revenue Service guidelines); and
•country club membership dues paid by our Company for each named executive officer.

Grants of Plan Based Awards
None of the named executive officers received grants of plan based awards during the year ended December 31, 2022.
Option Exercises and Stock Vesting
None of the named executive officers exercised any stock options, or acquired shares on vesting, during the year ended December 31, 2022.
Outstanding Equity Awards at Fiscal Year End
None of the named executive officers held any stock awards, stock options or other equity incentive plan awards as of December 31, 2022.
Profit-Sharing 401(k) Plan
We have established a profit-sharing plan under which all employees of the controlled group of corporations (namely, our Company and our affiliate bank) who have completed one year of service and attained age 21 are eligible to participate. The members of the controlled group may make a discretionary contribution to the trust associated with the plan. In general, the contributions by members of the controlled group to the trust for any given year are allocated to the accounts of the participants in direct proportion to the compensation of the participants for such year. The plan permits eligible participants to make elective deferrals up to a maximum dollar amount as set forth by law. These deferrals and earnings thereon are fully vested. Our Company matches a participant's deferral contributions dollar for dollar up to 3% of such participant's compensation (as compensation is defined in the plan).
Each participant may direct the trustee as to investment of his or her account. At the direction of a participant, the trustee can "invest" assets in a participant's account in our common stock. Each participant may direct the trustee with respect to the voting of shares of our stock allocated to his or her account on such matters upon which shareholders are entitled to vote. As of December 31, 2022, the trust held 408,016 shares (or 6.0%) of our outstanding common stock.
The interest of a participant in employer contributions is subject to graded vesting over five years. After five years a participant becomes fully vested in the value of his or her employer contribution account. A participant whose employment terminates because of his or her normal retirement, death, or permanent disability is also fully vested. Payments are made to participants upon termination of service. A participant may withdraw his or her own contributions, but a participant may not borrow from the trust. The plan and the trust is administered by a retirement committee which is appointed by our board of directors.
The following table sets forth information with respect to each named executive officer concerning contributions, earnings and distributions under our profit-sharing plan and trust in 2022, as well as the year-end balance as of December 31, 2022.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Awards/ Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
David T. Turner	27,000	29,344	(373,228)	—	2,258,269
Kathleen L. Bruegenhemke	27,000	26,677	(226,417)	—	1,548,924
Stephen E. Guthrie	27,000	28,862	(13,747)	—	112,434
Pension Plan
Pension Plan. We previously established a defined benefit plan for employees of our Company and of our affiliate bank. Effective July 1, 2017, the plan was frozen to new and rehired employees, which means employees hired or rehired after June 30, 2017 are not eligible to participate in the plan. With respect to employees hired before July 1, 2017, all full-time employees become or became participants on the earlier of the first of January or the first of July coincident with or immediately following the later to occur of (i) the completion of one year of service or (ii) the attainment of the age of 21, and continue to participate so long as they continue to be full-time employees, until their retirement, death or termination of employment prior to normal retirement date. The plan has a five-year vesting schedule under which a participant becomes fully vested in his or her accrued benefit after completing five years of service. This plan provides for the payment of retirement and death benefits that are funded by investments which, at December 31, 2022, had an aggregate market value of approximately $30,931,916.
The normal retirement benefits provided under the plan for an employee retiring at age 65 with at least 25 years of continuous service are based upon 45% of his/her average compensation over a ten-year period, less 50% of his/her social security benefit. Compensation covered by the plan is an employee's W-2 compensation plus deferrals under the cafeteria plan and 401(k) plan. Amounts reported in the compensation table include salaries, directors' fees, commissions and bonuses. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally. Provision is made for early or late retirement and optional payment provisions are available. For a married participant, payment is by monthly benefit to the participant during his or her lifetime, and 50% of that amount is paid to the spouse monthly during the spouse's life after the participant's death. There are additional optional provisions to take a reduced payment for their lifetime with an amount then paid to the spouse for their lifetime. For an unmarried participant, payment is by a lifetime monthly benefit, with payments guaranteed for the first 120 months. As of December 31, 2022, the present value of accumulated benefits payable to each of the named executive officers (other than Mr. Guthrie) under the pension plan, determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements, was $1,519,000 for Mr. Turner and $590,000 for Ms. Bruegenhemke. Mr. Guthrie joined our Company after the pension plan had been frozen to new employees, and therefore is not eligible to participate in the plan.

Excess Benefit Plan. In 2018, we established an Excess Benefit Plan to restore certain retirement benefits that are denied under our defined benefit pension plan to selected key management and highly compensated employees, including our chief executive officer, because of applicable benefit limits under the Internal Revenue Code.
Under the terms of the Excess Benefit Plan, a participant is eligible to receive a monthly benefit beginning upon the later of the participant's termination of employment or attainment of age 65. Benefits under the Excess Benefit Plan are paid as a single life annuity, with ten years certain. The monthly benefit generally will be equal to the hypothetical amount the participant would have received under our defined benefit pension plan if (i) the limits imposed by section 401(a)(17) of the Internal Revenue Code (annual compensation limit eligible to be taken into account for qualified retirement plan benefits) and section 415 of the Internal Revenue Code (maximum annual benefit under a pension plan) did not exist, minus the participant's actual monthly benefit amount under our defined benefit pension plan. For purposes of the benefit calculations, any reduction for benefits commencing between the participant's early retirement date and the normal retirement date or any increase in benefits commencing between the participant's normal retirement date and late retirement date would be taken into account but any potential reduction due to inadequate funding of our defined benefit pension plan would be ignored.
The supplemental benefit under the Excess Benefit Plan commences in the first month after the later of the participant's termination of employment or the participant's attainment of age 65. If, on the participant's benefit commencement date, the benefit has an actuarial equivalent single-sum value of less than $50,000, the benefit will be distributed in a single lump-sum payment. If required by section 409A of the Internal Revenue Code, benefit commencement may be delayed until the first business day of the seventh month following a participant's separation from service.
The Excess Benefit Plan also provides for death benefits to a participant's spouse or designated beneficiary. If a participant dies after benefits have started, the existing benefit (single life annuity with ten year certain payments) continues. If a participant's death occurs before benefit payments have started, the death benefit amount is calculated based on a 120-month payment benefit commencing on the first day of the month following the month in which the participant would have attained age 65 and reduced by (i) 1/180th for each of the first 60 months the participant died before his or her 65th birthday, (ii) 1/360th for each of the second 60 months the participant died before his or her 65th birthday and (iii) actuarial reduced if the participant dies before age 55. If a participant dies before benefits have commenced, the death benefit will be paid for a period of 120 months and start within 90 days of the participant's death. As of December 31, 2022, the present value of accumulated benefits payable to each of the named executive officers under the excess benefit plan, determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements was $1,757,380 for Mr. Turner. Ms. Bruegenhemke and Mr. Guthrie are not participants in the Excess Benefit Plan.
Change of Control Agreements
Our Company has entered into change of control agreements with approximately seven executive officers including Mr. Turner, Ms. Bruegenhemke and Mr. Guthrie. These agreements provide that if, within two years after a change in control (as defined below), our Company or any subsidiary that is the primary employer of the executive terminates the executive's employment other than by reason of the executive's death, disability or for cause (as defined) or if the executive terminates his or her employment for good reason (as defined), the executive will be entitled to receive the following (in addition to any compensation and benefits earned but not yet paid as of the date of termination):
•an amount equal to 24 to 36 times the executive's highest monthly base salary for the twelve-month period immediately preceding the month in which employment was terminated;
•an amount equal to two to three times the executive's incentive bonus for the year immediately preceding the year in which employment was terminated;
•the proportionate amount of any incentive bonus and other compensation, payments and benefits (or under some change of control agreements, including Mr. Guthrie's, the proportionate amount of the target incentive award) which would otherwise have been received by the executive for the year in which employment was terminated;
•any accrued and unpaid vacation pay; and
•under some change of control agreements, including Mr. Guthrie's, an amount equal to 24 times the cost of the monthly premium to cover him and any of his eligible dependents under the health, vision, dental, accident, disability and life insurance plans sponsored by our Company or its subsidiary bank on the date of termination.
Under some change of control agreements, including Mr. Guthrie's, the amounts described above would also be payable if the termination of employment is made during the "pre-CIC protected period" (generally defined as the period commencing when (i) our Company enters into an agreement, the consummation of which would result in the occurrence of a change in control, (ii) there is a public announcement of an intention to take actions which, if consummated, would constitute a change in control, (iii) any person becomes the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of our Company's outstanding voting securities, or (iv) the Board or our shareholders approves any of the foregoing or any change in control, and ends upon the date the change in control transaction is either consummated, abandoned or terminated).
Except as provided in some change of control agreements, including Mr. Guthrie's, the total payments made under the change of control agreements and under any other agreements, plans or arrangements as a result of a change in control is not permitted to be in excess of 5% of the aggregate cash consideration that our shareholders would receive as a result of a change of control. Under some change of control agreements, including Mr. Guthrie's, the total payments made will be subject to reduction if, on a present value basis net of all resulting taxes imposed on him applying the highest marginal rate, the reduced amount would be equal or greater than the amount that would otherwise be paid to him (on that same present value basis). Our Company will reimburse the executive (specifically excluding Mr. Guthrie) for any excise taxes that result from any of the change of control payments being considered "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, and will make a gross-up payment to reimburse the executive for any income or other tax attributable to the excess parachute payment and to the tax reimbursement payments themselves. The change of control agreements require the executives to maintain the confidentiality of our confidential information prior to its disclosure by our Company.
A "change in control" generally is defined to take place when (a) a person or group (other than our Company and various affiliated persons or entities) becomes the beneficial owner, directly or indirectly, of 50% (35% in Mr. Guthrie's agreement) or more of the total voting power of our outstanding securities, (b) our shareholders approve a merger or consolidation involving our Company, other than a merger or consolidation in which at least 50% (60% in Mr. Guthrie's agreement) of the total voting power of the voting securities of the surviving corporation is held by persons who were previously shareholders of our Company, or (c) our shareholders approve a plan of complete liquidation of our Company or, with certain limited exceptions, an agreement for the sale or disposition by our Company of all or substantially all of its assets.

The following table shows the potential payments upon certain termination events following or, if applicable, in prior to a change of control of our Company for each of the named executive officers if the termination and change of control had occurred on December 31, 2022.

Benefit	Termination without Cause or for Good Reason After Change in Control
David T. Turner
Cash payment based on base salary (1)	1,575,630
Cash payment based on prior year bonus (2)	535,407
Cash payment based on current year bonus (3)	273,109
Accrued and unpaid vacation pay	80,802
280G tax gross-up (4)	1,539,360
Total for Mr. Turner	4,004,308

Kathleen L. Bruegenhemke
Cash payment based on base salary (1)	453,514
Cash payment based on prior year bonus (2)	110,068
Cash payment based on current year bonus (3)	56,684
Accrued and unpaid vacation pay	34,886
280G tax gross-up (4)	409,142
Total for Ms. Bruegenhemke	1,064,294

Stephen E. Guthrie
Cash payment based on base salary (1)	530,450
Cash payment based on prior year bonus (2)	128,752
Cash payment based on current year bonus (3)	74,595
Accrued and unpaid vacation pay	15,301
Cash payment based on insurance premiums (5)	32,050
Total for Mr. Guthrie	781,148
______________
(1)Represents the amount calculated pursuant to the change of control agreements equal to the product of the executive's multiple (36, in the case of Mr. Turner, and 24, in the case of the other named executives) times the executive's highest monthly base salary for the twelve-month period immediately preceding the month in which employment was terminated.
(2)Represents the amount calculated pursuant to the change of control agreements equal to the product of the executive's multiple (three, in the case of Mr. Turner, and two, in the case of the other named executives) times the executive's incentive bonus for the year immediately preceding the year in which employment was terminated.
(3)Represents the amount calculated pursuant to the change of control agreements equal to the proportionate amount of any incentive bonus and other compensation, payments and benefits (or under some change of control agreements, including Mr. Guthrie's, the proportionate amount of the target incentive award) which would otherwise have been received by the executive for the year in which employment was terminated.
(4)Represents an estimate of the amount calculated pursuant to the change of control agreements for the tax gross-up based upon the following assumed tax rates: Section 280G excise tax — 20%; federal income tax — 35%; state income tax — 6%; and Medicare tax — 1.45%.
(5)Represents the amount calculated pursuant to the change of control agreements equal to the product of 24 times the monthly premium cost to cover the executive and his or her eligible dependents, if any and if enrolled, under the health, vision, dental, accident, disability and life insurance plans sponsored by our Company or our subsidiary bank as of December 31, 2022.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Principal Executive Officer (the "PEO") and the other named executive officers (the "Non-PEO NEOs") and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Year(s) (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3) (e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($) (f)	Net Income ($) (000's) (g)
2022	847,364	847,364	356,106	356,106	113.23	20,751
2021	735,334	735,334	337,664	337,664	126.29	22,517

______________
(1)David T. Turner was the Registrant’s PEO for both of the 2022 and 2021 fiscal years.
(2)For the 2022 and 2021 fiscal years, the Registrant’s Non-PEO NEOs were: Kathleen L. Bruegenhemke and Stephen E. Guthrie.
(3)The amounts reported in columns (c) and (e) reflect no deductions from or additions to the amounts shown in columns (b) or (d) respectively, as the Company has not granted, and, therefore, not reported in the Summary Compensation Table, any stock awards or option awards during the reported periods.

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s cumulative total shareholder return (TSR) over the two most recently completed fiscal years.

Compensation Actually Paid (CAP) vs Total Shareholder Return
Total Compensation Actually Paid ($)
1,000,000
750,000
500,000
250,000
0
$100
2021
2022
150.00
100.00
50.00
0.00
Total Shareholder Return (Value of Initial $100 Investment)
CAP to PEO
Avg CAP to Non-PEO NEOs
Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and our net income during the two most recently completed fiscal years.

Compensation Actually Paid (CAP) vs Net Income
Total Compensation Actually Paid ($)
Net Income ($000)
1,000,000
750,000
500,000
250,000
—
25,000
20,000
15,000
10,000
5,000
—
22,517
20,751
2021
2022
CAP to PEO
Avg CAP to Non-PEO NEOs
Net Income

RELATED PARTY TRANSACTIONS
Our executive officers, directors and director nominees, their immediate family members, and companies associated with any such persons, may have been customers of, and had banking transactions with, our subsidiary bank (or its constituent predecessors) in the ordinary course of the bank's business during 2022 and 2021. Among these banking transactions were the provision of loans and loan commitments by our subsidiary bank that (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to our Company or any of its subsidiaries, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.
On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with our Company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to our corporate governance guidelines, our board of directors is charged with resolving any conflict of interest question involving our chief executive officer or any other executive officer, and our chief executive officer is charged with resolving any conflict of interest issue involving any other officer or employee of our Company.
Our Company's policy is that all transactions between us and our officers, directors and/or five percent shareholders will be on terms no more favorable to those related parties than the terms provided to our other customers.

INDEPENDENT AUDITOR FEES AND SERVICES
Independent Auditor Fees and Services
The following table presents fees for professional audit services rendered by KPMG LLP, our independent registered public accounting firm, for the audit of our annual financial statements and internal control over financial reporting for 2022 and 2021, and fees billed for other services rendered by KPMG LLP during such years. All audit and non-audit services provided to our Company by KPMG LLP were approved by our audit committee.

Type of Fee	2022	2021
Audit Fees (1)	$435,000	$432,000
HUD	52,000	50,000
Tax Fees (2)	60,000	57,000
All Other Fees	129,545	28,822
Total	$676,545	$567,822
______________
(1)Audit Fees, including those for statutory audits, include the aggregate fees paid by us for professional services rendered for the audit of our annual financial statements and the audit of internal control over financial reporting, as well as the review of financial statements included in our quarterly reports on Form 10-Q.
(2)Tax Fees include the aggregate fees paid by us for professional services for tax compliance, tax advice and tax planning.
In making its determination regarding the independence of KPMG LLP, our audit committee considered whether the provision of the services for which we incurred the "Audit-Related Fees," "Tax Fees," and "All Other Fees" was compatible with maintaining such independence.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Pursuant to its charter, the audit committee of our board of directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between our Company and its independent auditor. Our engagement of KPMG LLP to conduct the audit of our Company for 2022 was approved by the audit committee on January 26, 2022. Additionally, each permissible non-audit engagement or relationship between our Company and KPMG LLP entered into since January 1, 2022 has been reviewed and approved by the audit committee. All audit-related, tax and all other fees were pre-approved by the audit committee. We have been advised by KPMG LLP that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full time employees and partners of KPMG LLP.
The audit committee of our board of directors has adopted the following guidelines regarding the engagement of our independent registered public accounting firm to perform services for our Company:
The audit committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for our Company by its independent registered public accounting firm, subject to the exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which must be approved by the audit committee prior to the completion of the audit.

AUDIT COMMITTEE REPORT
The audit committee of our board of directors assists the board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The audit committee is composed of four directors. All committee members satisfy the definition of an "independent" director as established in the Nasdaq listing standards, and the board of directors has determined that Mr. Burkhead qualifies as an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The audit committee has adopted a written charter, which is available on our internet website (www.hawthornbancshares.com) under the "Governance Documents" menu tab.
In discharging its responsibilities regarding the financial reporting process, the audit committee:
•Reviewed, and discussed with management and with our independent accountants, KPMG LLP, our December 31, 2022 financial statements and management's assessment of our Company's internal control over financial reporting as of December 31, 2022;
•Discussed with our independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•Received the written disclosures and the letter from our independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and discussed with our independent accountants that firm's independence. In this regard, the audit committee has considered whether the services provided under other non-audit services are compatible with maintaining the independence of KPMG LLP.
Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the representations of management, the audit committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, to be filed with the SEC.
Audit Committee

Frank E. Burkhead	Philip D. Freeman	Kevin L. Riley	Gus S. Wetzel, III

OWNERSHIP OF COMMON STOCK
Owners of More than 5% of the Outstanding Shares. The table below sets forth information as of January 31, 2023 (unless otherwise indicated below) with respect to the beneficial ownership of shares of all series of our common stock by each person known to our Company to own beneficially more than 5% of the aggregate number of the outstanding shares of our common stock. All information with respect to beneficial ownership has been furnished by the respective 5% or more shareholders.

Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Shares Outstanding(1)
Ategra Community Financial Institution Fund, L.P. Ategra GP, LLC Ategra Capital Management, LLC Jonathan D. Holtaway Jacques Rebibo (2)	391,840	5.8%
Douglas Eden (3)	504,695	7.5%
PL Capital Advisors, LLC John W. Palmer Richard J. Lashley (4)	341,780	5.1%
______________
(1)Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.
(2)Ategra Community Financial Institution Fund, L.P., Ategra GP, LLC, Ategra Capital Management, LLC, Jonathan Holtaway and Jacques Rebibo are reported as having shared voting and dispositive power with respect to 391,840 shares as of January 31, 2023. The address of each of the reporting persons is 8229 Boone Blvd., Suite 305, Vienna, VA 22182.
(3)According to a Schedule 13G filed with the SEC on November 30, 2022, Douglas Eden, is reported as having sole voting and dispositive power with respect to 50,900 shares and shared voting and dispositive power with respect to 504,695 shares as of that date. The address of Douglas Eden is 13029 Sorrento Way, Bradenton, FL 34211.
(4)According to a Schedule 13D filed with the SEC on February 15, 2022, PL Capital Advisors, LLC, John W. Palmer and Richard J. Lashley are reported as having shared voting and dispositive power with respect to 341,780 shares as of that date. The address of each of the reporting persons is 750 Eleventh Street South, Suite 202, Naples, FL 34102.
Ownership by Directors and Executive Officers. The table below sets forth information, as of January 31, 2023 (unless otherwise indicated below), with respect to the beneficial ownership of shares of all series of our common stock by:
•our chief executive officer, our principal financial officer and our only other named executive officer;
•each of our current directors and director nominees; and
•our executive officers and directors as a group.

All information with respect to beneficial ownership has been furnished by the respective directors, director nominees or officers, as the case may be.

Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Shares Outstanding(1)
Kathleen L. Bruegenhemke (2)	92,049.38	1.4%
Frank E. Burkhead (3)	18,410.63	*
Philip D. Freeman (4)	94,888.26	1.4%
Stephen E. Guthrie (5)	16,179.47	*
Shawna M. Hettinger	—	*
Jonathan D. Holtaway (6)	391,840.00	5.8%
Kevin L. Riley (7)	32,524.69	*
Jonathan L. States	—	*
David T. Turner (8)	99,211.87	1.5%
Gus S. Wetzel, III (9)	110,768.10	1.6%
All directors & executive officers as a group (10 persons)	855,872.40	12.6%
______________
*Less than one percent.
(1)Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 6,768,580 shares of common stock outstanding on January 31, 2023.
(2)Includes 63,758.34 shares held in our Company's Profit-Sharing 401(k) Plan for Ms. Bruegenhemke's benefit.
(3)Includes 5,885.29 shares held by Mr. Burkhead, as to which he has sole voting and investment power and 12,525.34 shares held jointly by Mr. Burkhead and his spouse, as to which they share voting and investment power.
(4)All 94,888.26 shares are held of record by a revocable living trust, of which Mr. Freeman is a trustee, for the benefit of Mr. Freeman and his spouse.
(5)Includes 10,857 shares held of record by a revocable living trust, of which Mr. Guthrie is a trustee, for the benefit of Mr. Guthrie and his spouse.
(6)All 391,840 shares are held by Ategra Community Financial Institution Fund, LP (the "Fund") as to which shares Mr. Holtaway has shared voting and investment power. Mr. Holtaway serves as an owner and a managing member of the general partner of the Fund, as an owner, president and managing member of the registered investment advisor that manages the Fund and as co-portfolio manager of the Fund. See also "Owners of More than 5% of the Outstanding Shares" above.
(7)All 32,524.69 shares are held of record by a revocable living trust, of which Mr. Riley is a trustee, for the benefit of Mr. Riley and his spouse.
(8)Includes 55,013.95 shares held in our Company's Profit-Sharing 401(k) Plan for Mr. Turner's benefit.
(9)Includes 4,250.14 shares held of record by a revocable living trust, of which Mr. Wetzel is a trustee, for the benefit of Mr. Wetzel and 106,517.96 shares are held by Wetzel Investments, LP. Mr. Wetzel is a minority owner of Wetzel Investments, LP. and, together with his siblings, has shared dispositive power with respect to the 106,517.96 shares held by it but has sole voting power with respect to those shares. Mr. Wetzel disclaims beneficial ownership of the shares held by Wetzel Investments, LP except to the extent of his pecuniary interest therein.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Our Company currently does not have any equity compensation plan pursuant to which options, rights, warrants or other equity awards may be granted. As of December 31, 2022, there were no outstanding options, rights, warrants or other equity awards pursuant to which shares of our capital stock may be issued.

SHAREHOLDER PROPOSALS
It is anticipated that our 2024 annual meeting of shareholders will be held on June 4, 2024. For a shareholder proposal to be considered for inclusion in our proxy materials for that meeting, our corporate secretary must receive the written proposal at our principal executive offices no later than December 23, 2023. Each such proposal also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:
Hawthorn Bancshares, Inc.
132 East High Street
Jefferson City, MO 65101
Attention: Secretary
For a shareholder proposal that is not intended to be included in our proxy materials for that meeting under Rule 14a-8, the shareholder must provide the information required by our Bylaws and give timely notice to our corporate secretary in accordance with our Bylaws, which, in general, require that the notice be received by the secretary between:
•March 8, 2024 (the 90th day prior to the first anniversary of the preceding year's annual meeting); and
•the close of business on April 7, 2024 (the 60th day prior to the first anniversary of the preceding year's annual meeting), unless, the date of the shareholder meeting is moved more than 30 days before or after June 4, 2024 (the date currently contemplated for our 2024 annual meeting), in which case notice of a shareholder proposal that is not intended to be included in our proxy materials under Rule 14a-8 must be received not later than the close of business on the later of 90 days in advance of such annual meeting or 10 days following the date on which public announcement of the date of the meeting is first made.
Any of our shareholders may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to our corporate secretary at the address set forth above.
To nominate an individual for election at an annual shareholder meeting, the shareholder must give timely notice to our corporate secretary in accordance with our Bylaws, which, in general, require that the notice be received by the secretary between:
•March 8, 2024 (the 90th day prior to the first anniversary of the preceding year's annual meeting); and
•the close of business on April 7, 2024 (the 60th day prior to the first anniversary of the preceding year's annual meeting), unless, the date of the shareholder meeting is moved more than 30 days before or after June 4, 2024 (the date currently contemplated for our 2024 annual meeting), in which case the nomination must be received not later than the close of business on the later of 90 days in advance of such annual meeting or 10 days following the date on which public announcement of the date of the meeting is first made.
You may contact our corporate secretary at the address set forth above for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Secretary at the address set forth above that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2024 unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the shareholder. If the date of the 2024 annual meeting is changed by more than 30 calendar days from June 6, 2024, then such notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which the Company publicly announces the date of the 2024 annual meeting. In order to comply with Rule 14a-19, the notice must be postmarked or transmitted electronically on or before the applicable deadline. The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under our bylaws as described above.

Proxies solicited in connection with our 2024 annual meeting of shareholders will confer on the appointed proxies discretionary voting authority to vote on shareholder proposals that are not presented for inclusion in the proxy materials unless the proposing shareholder notifies our Company by March 7, 2024 that such proposal will be made at the meeting.

OTHER MATTERS
The board of directors does not know of any matters to be brought before the annual meeting other than those described in this proxy statement.

By Order of the Board of Directors

David T. Turner
Chairman of the Board, President and Chief Executive Officer
April 21, 2023
Jefferson City, Missouri

HAWTHORN BANCSHARES, INC.
EQUITY INCENTIVE PLAN
March 29, 2023

A-i

A-ii

A-iii

HAWTHORN BANCSHARES, INC.
EQUITY INCENTIVE PLAN
SECTION 1
INTRODUCTION
1.1    Establishment. Hawthorn Bancshares, Inc., a corporation organized and existing under the laws of the state of Missouri, hereby establishes the Hawthorn Bancshares, Inc. Equity Incentive Plan for certain Service Providers of the Company and its Subsidiaries.
1.2    Purpose. The purpose of this Plan is to allow eligible Service Providers of the Company and its Subsidiaries to acquire or increase a proprietary and vested interest in the growth and performance of the Company. The Plan is also designed to assist the Company in attracting and retaining selected Service Providers by providing them with the opportunity to participate in the success and profitability of the Company.
1.3    Duration. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, delivered, purchased, or acquired according to the Plan's provisions. Unless the Plan shall be reapproved by the shareholders of the Company and the Board renews the continuation of the Plan, no Incentive Stock Options shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.
1.4    Incentive Stock Options Subject to Shareholder Approval. Although the Plan is effective on the Effective Date, the Plan's ability to grant Incentive Stock Options hereunder is subject to the Plan being approved by the Company's shareholders within twelve (12) months of the Effective Date. Any Incentive Stock Options granted under the Plan after the Effective Date but before the approval of the Plan by the Company's shareholders will become null and void if the Company's shareholders do not approve this Plan within such twelve (12) month period.
SECTION 2
DEFINITIONS
2.1    Definitions. The following terms shall have the meanings set forth below.
"Affiliate" of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.
"Award" means a grant made under this Plan in any form, which may include but is not limited to, Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Other Stock-Based Awards, Deferred Shares, Performance Shares, Stock Appreciation Rights, and Performance Units.
"Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder which evidences an Award and sets forth such applicable terms, conditions, and limitations (including treatment as a Performance Award) as the Committee establishes for the Award.
"Beneficiary" means the person, persons, trust, or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

"Board" means the Board of Directors of the Company.
"Bonus Shares" means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an Employee of the Company or a Subsidiary.
"Cause" means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant's employment agreement (in which case such definition will apply), any of the following:
(i)    Participant's engagement in any act or acts of gross dishonesty or gross misconduct which result or are intended to result directly or indirectly in gain or personal enrichment at the expense of the Company or its subsidiaries to which the Participant is not legally entitled;
(ii)    Participant's indictment or conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude or results in reputational or financial harm to the Company or its affiliates;
(iii)    Any action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;
(iv)    Participant's habitual neglect of duties, including repeated absences from work without reasonable excuse; or
(v)    Participant's material misconduct in the performance of his or her duties that results in financial detriment to the Company.
A Participant who agrees to resign from his or her affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.
"Change in Control" means the first to occur of the following events:
(i)    the purchase or other acquisition by any person, entity, or group of persons, (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan or related trust of the Company or its subsidiaries), of beneficial ownership, of fifty percent (50%) or more of the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors in any transaction or series of transactions;
(ii)    consummation of a reorganization, merger, or consolidation, in each case following such reorganization, merger, or consolidation: (a) persons who were the shareholders of the Company immediately prior to such reorganization, merger, or consolidation immediately thereafter own less than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated corporation's then-outstanding voting securities, or (b) less than a majority of members of the board or other governing body of such reorganized, merged, or consolidated corporation were members of the Incumbent Board at the time of the execution of the initial agreement or the approval of the transaction by the Board; or
(iii)    approval by shareholders of a liquidation or dissolution of the Company (and the Company shall commence such liquidation or dissolution), or consummation of the sale of all or substantially all of the assets of the Company (in one transaction or a series of transactions).
Notwithstanding the foregoing:
(A) in no event shall the transfer of stock or interests to a trust, corporation, limited liability company or partnership under the terms of which the principal beneficiaries, shareholders, members or partners, respectively, are the transferring shareholder or members of the transferring shareholder's family; and
(B)  a Change in Control shall not occur with respect to a Holder if, in advance of such event and to the extent permitted pursuant to Section 18.2, the Holder agrees in writing that such event shall not constitute a Change in Control, and (y) to the extent that any payment under the Plan is subject to Code Section 409A and an applicable payment event is a Change in Control, or an allowable payment "toggle" right is contingent upon a Change in Control having occurred, in addition to satisfying the above definition of Change in Control, such Change in Control must also constitute a change in control event under Code Section 409A.
"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.
"Committee" means (i) the Board, or (ii) one or more other committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall be the Board without any delegation of the Board's authority under this Plan as contemplated by clause (ii) above.
"Company" means Hawthorn Bancshares, Inc., a Missouri corporation, and any successor thereto.
"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
"Consultant" means a consultant or an advisor, excluding an Employee, to the Company or an Affiliate who (i) is a natural person, (ii) provides bona fide services to the Company or the Affiliate that are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities, and (iii) is employed by or providing services to the Company or an Affiliate at the time the Award is granted under this Plan to such person.  A person will only be a Consultant if he or she qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
"Date of Grant" or "Grant Date" means, with respect to any Award, the date as of which such Award is granted under the Plan, which date shall be the later of (i) the date on which the Committee resolved to grant the Award, or (ii) the first day of the Service Provider's service to the Company or a Subsidiary.

"Deferred Shares" means Shares that are awarded to a Participant on a deferred basis pursuant to Section 9.4.
"Director" means a director serving on the Board.
"Disabled" or "Disability" means a mental or physical illness that entitles the Participant to receive benefits under a long-term disability plan of the Company, or if there is no such plan or the Participant is not covered by such a plan or the Participant is not an Employee of the Company, a mental or physical illness that renders the Participant totally and permanently incapable of performing the Participant's duties for the Company. With respect to an Award that is or becomes subject to Section 409A of the Code and for which the Participant's disability is an applicable payment event, the Participant shall not be determined to be Disabled unless the Participant is "disabled" as defined in Code Section 409A(a)(2)(C). Notwithstanding the foregoing, a determination that a Participant is Disabled shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disabled or Disability for purposes of this Plan shall be made by a physician satisfactory to the Board and shall not be construed to be an admission of disability for any other purpose. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service in which a Holder may exercise such Incentive Stock Option, "disabled" shall have the same meaning as defined in Code Section 22(e)(3).
"Dividend Equivalents" has the meaning ascribed in Section 4.6.
"Effective Date" means March 29, 2023.
"Eligible Employees" means all Employees (including officers and directors who are also Employees) of the Company or a Subsidiary upon whose judgment, initiative, and efforts the Company depends, or will depend, for the successful conduct of the Company's business.
"Employee" means a common law employee of the Company or a Subsidiary.
"Exchange Act" means the Securities Exchange Act of 1934.
"Fair Market Value" means, as of any date, the value of the Stock determined in good faith by the Committee in its sole discretion. Such determination shall be conclusive and binding on all persons. For this purpose, the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value determination as the Committee shall deem appropriate. To the extent that the Stock is readily tradable on an established securities market, the fair market value of the stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions in such stock as reported by such market. To the extent that the Stock is not readily tradable on an established market, the fair market value of the stock as of a valuation date means a value determined by the reasonable application of a reasonable valuation method. The determination whether a valuation method is reasonable, or whether an application of a valuation method is reasonable, is made based on the facts and circumstances as of the valuation date.
"Holder" means a Participant, Beneficiary, or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant, has been granted to such individual, (ii) in the case of a Beneficiary, has been transferred to such person under the laws of descent and distribution, or (iii) in the case of a Permitted

Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above clauses (i), (ii), and (iii), such Award Agreement has not expired, been canceled, or been terminated.
"Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.
"Nonqualified Stock Option" means any Option to purchase Stock that is not an Incentive Stock Option.
"Option" means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.
"Option Agreement" or "Option Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.
"Optionee" shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.
"Option Exercise Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).
"Other Stock-Based Award" means any Award granted under Section 9.2 and under which the award of Shares or payment of cash that is valued in whole or in part by reference to, or is otherwise based on, Shares, other property, or achievement of performance metrics or measures.
"Participant" means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.
"Performance Award" means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.
"Performance Period" means the period of time as specified by the Committee during which any performance goals are to be measured.
"Performance Shares" means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.
"Performance Units" means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Stock, or a combination thereof based on the achievement of performance goals during a Performance Period.
"Permitted Transferee" has the meaning ascribed in Section 12.3.
"Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.
"Plan" means the Hawthorn Bancshares, Inc. Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

"Restricted Stock" means Stock granted under Section 8 that is subject to those restrictions set forth therein and the Award Agreement.
"Restricted Stock Unit" means an Award granted under Section 8 evidencing the Holder's right to receive a Share (or, at the Committee's discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.
"SAR" or "Stock Appreciation Right" means an Award, granted either alone or in connection with an Option, that is designated as an SAR pursuant to Section 7.
"SAR Holder" shall have the meaning as set forth in Section 7.2.
"Securities Act" means the Securities Act of 1933.
"Service Provider" means an Eligible Employee, Consultant or nonemployee Director of the Company and its Subsidiaries. Solely for purposes of Substitute Awards, the term Service Provider includes any current or former Employee or nonemployee Director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).
"Share" means a share of Stock.
"Stock" means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.
"Subsidiary" means (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), any corporation or other entity in an unbroken chain of corporations or entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or other ownership interests in one of the other corporations or entities in the chain.
"Substitute Award" means an Award granted under the Plan in substitution for stock or stock-based awards ("Acquired Entity Awards") held by current and former employees or former nonemployee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company, a Subsidiary, or an Affiliate, or the acquisition by the Company, a Subsidiary, or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation, or acquisition ("Acquisition Date") as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement. The limitations of Section 4.1 on the number of Shares reserved or available for grants, and the limitations under Sections 6.2 and 7.1 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards. Any issuance of a Substitute Award which relates to an Option or an SAR shall be completed in conformity with the rules under Code Section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.
"Vested Option" means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2    General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word "including" and words of similar import when used in this Plan shall mean "including, without limitation," unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local act, statute, or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such act, statute, or law, unless the context otherwise requires.
SECTION 3
PLAN ADMINISTRATION
3.1    Composition and Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
(a)    select the Service Providers to whom Awards may from time to time be granted hereunder;
(b)    determine the type or types of Awards to be granted to eligible Service Providers;
(c)    determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;
(d)    determine the terms and conditions of any Award;
(e)    determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property;
(f)    determine, as to all or part of any Award as to any Participant, at the time the Award is granted or thereafter, that the exercisability, vesting, payment, or settlement of an Award shall be accelerated upon a Participant's death, disability, retirement, Change in Control, termination of employment following a Change in Control, or other special circumstance determined by the Committee, to determine that Awards shall continue to become exercisable, vested, settled, or paid in full or in installments after termination of employment, to extend the period for exercise of Options or SARs following termination of employment (but not beyond ten (10) years from the Grant Date of the Option or SAR) or to provide that any Restricted Stock Award, Restricted Stock Unit Award, Performance Unit Award, Performance Share Award, or Other Stock-Based Award shall in whole or in part not be forfeited upon Participant's death, disability, retirement, Change in Control, termination of employment following a Change in Control, or other special circumstance determined by the Committee, provided the Committee may consider potential tax consequences in making any such determinations or taking any such actions;
(g)    determine whether, to what extent, and under what circumstances an Award may be vested, paid, settled, canceled, forfeited, or surrendered, or, in connection with a Participant's death, disability, retirement, Change in Control, termination of employment following a Change in Control, or other special circumstances determined by the Committee, whether and to what extent any terms of, or restrictions on, an Award may be waived or accelerated (including the acceleration of the exercisability of, or waiver of all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time) or, to extend the period subsequent to the termination of employment within which an Award may be exercised;
(h)    if a Participant is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, make adjustments to any performance goals, the applicable Performance Period, or eliminate or cancel the Award, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate in order to make the outstanding Award appropriate and comparable to the initial Award;
(i)    determine whether, and to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
(j)    correct any defect, supply an omission, reconcile any inconsistency, and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;
(k)    grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company, provided that any such replacement grant that would be considered a repricing shall be subject to shareholder approval;
(l)    cause the forfeiture of any Award or recover any Shares, cash, or other property attributable to an Award for violations of and in accordance with any Company ethics policy or pursuant to any Company compensation clawback policy, in each case, in effect on the Effective Date or as adopted or amended thereafter;
(m)    with the consent of the Holder, amend any Award Agreement at any time; provided that the consent of the Holder shall not be required for any amendment (i) that, in the Committee's determination, does not materially adversely affect the rights of the Holder, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent; and, provided further, if any proposed amendment constitutes a repricing, shareholder approval shall be required before the repricing is effective;
(n)    modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations, and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(o)    make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
3.2    Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to subdelegate, except that, pursuant to such delegation or subdelegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee. A majority of the members of the Committee may determine its actions and fix the times and places of its meetings.
3.3    Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award, or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any shareholder. No member of the Committee shall be liable for any action, determination, or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination, or interpretation.
SECTION 4
STOCK SUBJECT TO THE PLAN
4.1    Number of Shares. Subject to adjustment as provided in Section 4.3, the aggregate number of Shares authorized for issuance under the Plan in accordance with the provisions of the Plan shall be TWO HUNDRED THREE THOUSAND (203,000) Shares subject to such restrictions or other provisions as the Committee may from time to time deem necessary (the "Maximum Share Limit"). Any Share required to satisfy Substitute Awards shall not count against the Maximum Share Limit. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options (other than Shares issued under an Incentive Stock Option which was a Substitute Award) shall be the Maximum Share Limit. Subject to Section 4.2 below, Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.
4.2    Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, shall again be available for grant under the Plan. If an SAR is settled in Shares, only the number of Shares delivered in settlement of an SAR shall cease to be available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of an Option that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan.
4.3    Adjustments in Authorized Shares. If, without the receipt of consideration therefor by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, spin-off, extraordinary cash dividend, subdivision, consolidation, combination, reclassification, or recapitalization involving the Stock, or any similar corporate event or transaction, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, (i) the numbers, rights, privileges, and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, and (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, shall be increased, decreased, or changed in like manner as if they had been issued and outstanding, fully paid, and nonassessable at the time of such occurrence.
4.4    General Adjustment Rules.

(a)    If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.
(b)    In the case of any such substitution or adjustment affecting an Option (including a Nonqualified Stock Option) or an SAR, such substitution or adjustment shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code Section 409A.
4.5    Reservation of Rights. Except as provided in this Section 4, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to any Award (including the Option Exercise Price of Shares subject to an Option). The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.
4.6    Dividend Equivalents. Subject to the provisions of the Plan and to the extent expressly provided in the applicable Award Agreement, the recipient of an Award other than an Option or SAR may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock, or other property in lieu of dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.
4.7    Cancellation and Rescission of Awards; Clawback Policy. The Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised, unvested, unpaid, or deferred Award, cause the forfeiture of any Award, or recover any Shares, income, cash, or other property attributable to an Award, and any proceeds (including any income thereon) from the disposition of, such Shares, income, cash, or other property, at any time if the Holder is not or has not been in compliance with the Company ethics policy, any restrictive covenant with the Company or Subsidiary, or any applicable term and condition of an Award. Any Awards granted under this Plan, any income earned with respect thereto, and any property, including Shares, received in connection with any exercise, settlement, payment or vesting of, or lapse of restriction on, the Awards, and any proceeds (and any income thereon) received from the disposition of any such property, shall be subject to any clawback, recoupment, or forfeiture provision included in any law, Award Agreement, Company policy, employment agreement, program document, term sheet, benefit plan or program, or Committee resolution, action, policy, or procedure in place on the Grant Date of the Award, provided, however, to the extent required by law, a Company clawback policy may apply retroactively.

SECTION 5
PARTICIPATION
5.1    Basis of Grant. Participants in the Plan shall be those Service Providers who have performed, are performing, or during the term of their incentive arrangement will perform, services for the Company or any Subsidiary thereof.
5.2    Types of Grants. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written or electronic notice shall be given to such Participant, specifying the terms, conditions, right, and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) nonemployee Directors, or (ii) any person not permitted to receive Incentive Stock Options under the Code.
5.3    Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the applicable Award terms, conditions, rights, and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided in a particular Award Agreement that the terms of the Plan are to be superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.
5.4    Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such restrictive covenants, if contained in the Award Agreement, will be binding on the Participant.
5.5    Non-Employee Director Sublimit. No non-employee director may be granted Awards of Options, SARs, Restricted Shares, Restricted Share Units, Bonus Shares, Performance Shares, or Performance Units (or any other Award which is denominated in Shares) in any one (1) calendar year with respect to a number of Shares that exceeds a number equal to the quotient of $300,000 divided by the grant date fair value of the awards (determined under applicable accounting principles), rounded down to the nearest whole share; provided, however, for purposes of the foregoing limitation, (a) any Deferred Share or deferred Award shall count against the limit only during the calendar year in which such Award is initially made and not in the calendar year in which the Deferred Share or other deferred Award is ultimately issued or paid, and (b) no Shares under any Award or portion thereof which is made pursuant to an election made by a non-employee director to receive his or her non-employee director cash compensation in the form of an Award under this Plan rather than in cash shall count against the limit in this Section 5.5.
SECTION 6
STOCK OPTIONS
6.1    Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2    Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Award Agreement, which shall be entered into by the Company and the Participant to whom the Option is granted (the "Optionee"), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.
(a)    Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year exceeds One Hundred Thousand Dollars ($100,000) or, if different, the maximum limitation in effect at the time of grant under Section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the One Hundred Thousand Dollar ($100,000) limitation, only such excess shall be treated as a Nonqualified Stock Option.
(b)    Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to the issuance of a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option's Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option's Grant Date.
(c)    Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten (10) years from the Option's Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company must expire not more than five (5) years from the Option's Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect. Unless otherwise specifically provided in an Option Award Agreement, any unvested/unexercisable portion of any Option as of the date of the Optionee ceases to be a Service Provider shall be forfeited.
(d)    Post-Service Option Exercise Rules.
(i)    Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Optionee ceases to be a Service Provider and may provide for different periods of time depending upon whether such cessation as a Service Provider was on account of the Participant's death, Disability, voluntary resignation, retirement, cessation as a Director, or the Company having terminated such Optionee's employment with or without cause for any or no reason.
(ii)    In the case of a Participant that is an Employee, a termination of service shall not occur if the Participant is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six (6) months, or if longer, as long as the Participant's right to reemployment with the Company or a Subsidiary is provided either by statute or by contract.
(iii)    In the case of a Participant that is both an Employee and a Director of the Company, the Participant's cessation as an Employee but continuation as a Director of the Company will not constitute a termination of service under the Plan. Unless an Option Agreement provides otherwise, a Participant's change in status from serving as an Employee and/or Director will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.
(e)    Transferability. Except to the extent permitted by the Committee pursuant to Section 12.3, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Optionee's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.
(f)    Exercise, Payments, etc.
(i)    Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Chief Executive Officer of the Company, or his or her designee(s), a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Company and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Chief Executive Officer of the Company, or his or her designee(s), and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in clause (ii) below.
(ii)    The Option Exercise Price may be paid by cash or certified bank check and, in the Committee's sole discretion by any of the following additional methods:
A.    By delivery to the Company of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the

Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Stock used as payment for the Option Exercise Price;
In lieu of actually surrendering to the Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;
B.    By payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board;
C.    For any Nonqualified Stock Option, by a "net exercise" arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of shares of common stock issued upon the exercise by the largest number of whole shares that has a fair market value on the date of exercise that does not exceed the aggregate Option Exercise Price. With respect to any remaining balance of the aggregate option price, the Company will accept a cash payment from the Holder; or
D.    Any combination of the methods of consideration payment provided in this clause (ii).
(g)    Date of Grant. Unless otherwise specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.
(h)    Withholding.
(A)    Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16 hereof.
(B)    Incentive Stock Options. In the event that an Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the latter of (i) the expiration of two (2)years from the date on which the Incentive Stock Option was granted, or (ii) the expiration of one (1) year from the date on which the Option was exercised, the Participant shall send written or electronic notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Optionee shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.
(i)    Adjustment of Options. Subject to the limitations set forth below and those contained in Section 6, 15 and 18.2, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding

Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or regrant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule, or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 11, the Committee may not, without shareholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with an Option Exercise Price lower than the original Option Exercise Price of the cancelled Option, (iii) cancel an option in exchange for cash or another Award, or (iv) take any other action (whether in the form of an amendment, cancellation, or replacement grant) that has the effect of "repricing" an Option, as defined under the rules of the established stock exchange or quotation system on which the Stock is then listed or traded if such Exchange's or quotation system's rules define what constitutes a repricing. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension, or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code Section 409A.
(j)    Modification, Extension, and Assumption of Options. Within the limitations of the Plan and Code Section 409A, the Committee may modify, extend, or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Option Exercise Price (if applicable). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.
(k)    Exercisability. The exercise conditions for Options may be based on the achievement of specific performance goals, may be time based following the achievement of specific performance goals, may be based on the occurrence of a specified event, and/or may be imposed under applicable securities laws.
6.3    Shareholder Privileges. No Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.
SECTION 7
STOCK APPRECIATION RIGHTS
7.1    Grant of SARs. Subject to the terms and conditions of this Plan, an SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion.
(a)    Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.
(b)    Exercise Price and Other Terms. Except with respect to SARs issued in connection with a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs' Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan.

(c)    Duration of SARs. Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the “SAR Period”). The SAR Period must expire, in all cases, not more than ten (10) years from the SAR Grant Date.
(d)    Minimum Vesting/Exercisability. The exercise conditions for SARs may be based on the achievement of specific performance goals, may be time based following the achievement of specific performance goals, may be based on the occurrence of a specified event, and/or may be imposed under applicable securities laws.
7.2    SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written or electronic SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the "SAR Holder"), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.
7.3    Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine.
7.4    Expiration of SARs. Each SAR Award Agreement shall expire on the earlier of (i) the tenth (10th) anniversary of the SAR's Date of Grant, or (ii) after the period of time, if any, determined by the Committee, within which the SAR may be exercised after an SAR Holder ceases to be a Service Provider. The SAR Award Agreement may provide for different periods of time following an SAR Holder's cessation as a Service Provider during which the SAR may be exercised depending upon whether such cessation as a Service Provider was on account of the Participant's death, Disability, voluntary resignation, cessation as a Director, or the Company having terminated such SAR Holder's employment with or without Cause.
7.5    Adjustment of SARs. Subject to the limitations set forth below and those contained in Sections 7 and 15, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or regrant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule, or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 11, the Committee may not, without shareholder approval (i) amend an SAR to reduce its exercise price, (ii) cancel an SAR and regrant an SAR with an exercise price lower than the original SAR exercise price of the cancelled SAR, (iii) cancel an SAR in exchange for cash or another Award, or (iv) take any other action (whether in the form of an amendment, cancellation, or replacement grant) that has the effect of "repricing" an SAR, as defined under the rules of the established stock exchange or quotation system on which the Stock is then listed or traded. The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension, or renewal of an SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.
7.6    Payment of SAR Amount. Upon exercise of an SAR relating to one or more Shares, a Holder shall be entitled to receive payment from the Company in an amount equal to the aggregate positive difference between the Fair Market Value of the Share(s) for which an SAR exercise is being made over the aggregate exercise price of such SARs. At the Committee's discretion, the payment upon an SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded to the nearest whole Share.

SECTION 8
AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1    Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.
8.2    Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in Shares or, if determined by the Committee, cash.
8.3    Restrictions. A Holder's right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including his or her continued performance as a Service Provider for a restricted period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code Section 409A or complies with such Section.
8.4    Privileges of a Shareholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation, and other rights with respect to Shares of Restricted Stock; provided, however, that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation, or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive Dividend Equivalents on such units. If the Committee determines that Restricted Stock Units shall receive Dividend Equivalents, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.
8.5    Enforcement of Restrictions. The Committee may in its sole discretion require one (1) or more of the following methods of enforcing the restrictions referred to in Sections 8.3 and 8.4:
(a)    placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;
(b)    requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;
(c)    requiring that the stock certificates, duly endorsed, be held in the custody of a third-party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)    inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.
8.6    Termination of Service. Unless otherwise provided in an Award Agreement, otherwise provided for in an employment agreement (in which case such provisions will apply), or as determined in the sole discretion of the Committee before or at the time an Award would otherwise be forfeited, in the event a Participant ceases to be a Service Provider for any reason before a Restricted Stock Award or Restricted Stock Unit Award has fully vested, any unvested portion of such Award shall be immediately forfeited upon such cessation of service. The Committee may, at any time take an action by written notice to the Service Provider, to waive a forfeiture condition (such waiver, for the avoidance of doubt, need not also constitute a waiver of any nontransferability condition). An Award Agreement may provide for the automatic vesting of any or all shares of Restricted Stock or Restricted Stock Units in connection with a Service Provider's separation from service due to one or more reasons, including, death, disability, retirement, Change in Control, a termination of employment following a Change in Control, or other special circumstances determined by the Committee. An Award Agreement may separate the impact that a separation from service (for one or more reasons) has with respect to forfeiture and nontransferability conditions such that, and for example, the lapse of a risk of forfeiture is not necessarily a lapse of a nontransferability condition.
SECTION 9
PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES, OTHER STOCK-BASED AWARDS, AND DEFERRED SHARES
9.1    Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.
9.2    Terms of Performance Shares or Performance Units. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock, or some combination.
9.3    Bonus Shares. The Committee is authorized, subject to limitations under applicable law, to make such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (i) Shares awarded purely as a "bonus" and not subject to any restrictions or conditions ("Bonus Shares"), or (ii) any award of Shares or payment of cash that is valued in whole or in part by reference to, or are otherwise based on, Shares, other property, or achievement of performance metrics or measures ("Other Stock-Based Awards"). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Bonus Shares or Other Stock-Based Awards, subject to such minimum consideration as may be required by applicable law.
9.4    Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be eligible to receive from the Company or a Subsidiary. In no event shall any Deferred Shares relate to the exercise of an Option. Any Award Agreement or other Company-sponsored deferred compensation plan relating to the grant of Deferred Shares shall separately contain the requisite terms and conditions such that the Deferred Shares Award complies with Code Section 409A; provided, however, in all cases except as may otherwise be expressly provided for under the other plan, any Shares issued upon the settlement and payment of any Deferred Shares shall be under and pursuant to this Plan. Unless otherwise expressly specified in another plan or agreement, any credited right to receive a Share under a Company-sponsored nonqualified deferred compensation plan or agreement, whether credited due to an election to defer compensation or due to the conversion of Dividend Equivalents into additional Shares, shall be a Deferred Share under this Plan and issuable under the terms and conditions set forth herein.
SECTION 10
PERFORMANCE AWARDS
10.1    Terms of Performance Awards. Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, "extraordinary items" as the Committee may determine whether a performance goal has been satisfied for any Performance Period, taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or nonrecurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company's paying nondeductible compensation to an Employee or nonemployee Director).
10.2    Performance Goals. If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares, or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective or subjective performance goals established by the Committee.
.
SECTION 11
CORPORATE TRANSACTIONS
11.1    Potential Treatment Upon Corporate Transaction. Except, or in addition to, as may be specifically provided in a Participant's Award Agreement, in the event that the Company is a party to a corporate transaction (including a Change of Control) involving a merger or consolidation, or in the event of a sale of all or substantially all of the Company's stock or assets, all Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or all portions of an Award) in an identical manner. The treatment specified in the transaction agreement may include (without limitation) one or more of the following with respect to each outstanding Award:
(a)    Continuation of the Award by the Company (if the Company is the surviving corporation).
(b)    Assumption of the Award by the surviving corporation or its parent and if such assumption occurs with respect to an Option, such assumption must be in a manner that complies with Code Section 424(a).
(c)    Substitution by the surviving corporation or its parent of an Award for a new award and if such substitution occurs with respect to an Option, such substitution occurs in a manner that complies with Code Section 424(a).
(d)    Cancellation of the Award and a payment to the Participant with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the underlying Fair Market Value of the Share underlying the Award or, in the case of an Option or SAR, an amount equal to the excess of (i) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (ii) the per-Share Option Exercise Price or SAR exercise price (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to such Fair Market Value or Spread, respectively. In addition, any escrow, holdback, earnout, or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock. If the Fair Market Value or Spread applicable to an Award is zero (0) or a negative number, then the Award may be cancelled without making a payment to the Participant.
(e)    With respect to an outstanding Option or SAR, cancellation of the Award without the payment of any consideration; provided that the Participant shall be notified of such treatment and given an opportunity to exercise the Award to the extent the Option or SAR is vested or becomes vested as of the effective date of the transaction during a period of not less than five (5) business days preceding the effective date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction, and (ii) such shorter period still offers the Participant a reasonable opportunity to exercise the Award. Any exercise of the Option or SAR during such period may be contingent upon the closing of the transaction.
(f)    With respect to an outstanding Option or SAR, suspension of the Participant's right to exercise the Award during a limited period of time preceding the closing of the transaction, if such suspension is administratively necessary to permit the closing of the transaction.
(g)    Termination of any right the Participant has to exercise an Option or SAR before vesting in the Shares subject to the Award (i.e., “early exercise”), such that following the closing of the transaction the Award may only be exercised to the extent it is vested.
11.2    Committee Discretion. For the avoidance of doubt, the Committee has discretion to accelerate, in whole or part, the vesting and exercisability of an Award in connection with a corporate transaction covered by this Section 11. Any such determinations by the Committee under this Section 11 may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

SECTION 12
RIGHTS OF EMPLOYEES; PARTICIPANTS
12.1    Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Committee at the time.
12.2    Nontransferability. Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, or bankruptcy. In the event of a Participant's death, a Holder's rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder's legal representatives, heirs, or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. "Transfers" shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.
12.3    Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred without consideration other than nominal consideration to, exercised by, and paid to certain persons or entities related to a Participant, including members of the Participant's immediate family or trusts whose beneficiaries or beneficial owners are members of the Participant's immediate family (a "Permitted Transferee"). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or trust as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.
SECTION 13
GENERAL RESTRICTIONS
13.1    Investment Representations. The Company may require any person to whom an Award is granted, as a condition to receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.2    Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration, or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification.
SECTION 14
OTHER EMPLOYEE BENEFITS
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment, or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance, or salary continuation plan, or other employee benefit plan of the Company, or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
SECTION 15
PLAN AMENDMENT, MODIFICATION, AND TERMINATION
15.1    Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.
15.2    Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
15.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder's employment being terminated for Cause and Section 15.2), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.
SECTION 16
WITHHOLDING
16.1    Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option or SAR, or upon the vesting, settlement, or issuance of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state, and local income and other tax (including Social Security and Medicare taxes) withholding requirements.
16.2    Satisfaction of Withholding Requirement. The Committee may, in its sole discretion, provide that when taxes are to be withheld in connection with the exercise, vesting, settlement, or issuance of an Award, the Holder may elect to make payment for the withholding taxes, by one or a combination of the following methods:
(a)    payment of an amount in cash equal to the amount to be withheld;
(b)    payment by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value in an amount equal to the amount to be withheld;
(c)    requesting that the Company withhold from the Shares otherwise issuable to the Holder Shares having a value equal to their then Fair Market Value and equal to the amount to be withheld; and
(d)    withholding from any other compensation otherwise due to the Holder.
16.3    Withholding with Stock. To the extent the Committee permits withholding through either the payment of previously acquired Shares or withholding from the Shares otherwise issuable to the Holder, any such withholding shall be in accordance with any rules or established procedures for election by Participants or Holders including any rules or restrictions relating to the period of time any previously acquired Shares have been held or owned, the timing of any elections or the irrevocability of any elections.
SECTION 17
NONEXCLUSIVITY OF THE PLAN
17.1    Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or of the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice, or arrangement for the payment of compensation or fringe benefits to Employees or nonemployee Directors generally, or to any class or group of Employees or nonemployee Directors, which the Company now has lawfully put into effect, including any retirement, pension, savings, and stock purchase plan, insurance, death, and disability benefits, and executive short-term incentive plans.
SECTION 18
REQUIREMENTS OF LAW
18.1    Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits, or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.
18.2    Code Section 409A.
(a)    This Plan is intended to meet or to be exempt from the requirements of Code Section 409A, and shall be administered, construed, and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Code Section 409A or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with

Code Section 409A or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code Section 409A.
(b)    If an Award provides for payments or benefits that (i) constitute a "deferral of compensation" within the meaning of Code Section 409A, and (ii) are triggered upon a termination of employment, then to the extent required to comply with Section 409A, the phrases "termination of employment," "separation from service," or words and phrases of similar import, shall be interpreted to mean a "separation from service" within the meaning of Code Section 409A.
(c)    If a Participant was a "specified employee," then to the extent required in order to comply with Code Section 409A, all payments, benefits, or reimbursements paid or provided under any Award that constitute a "deferral of compensation" within the meaning of Code Section 409A, that are provided as a result of a "separation from service" within the meaning of Section 409A and that would otherwise be paid or provided during the first six (6) months following such separation from service shall be accumulated through and paid or provided (together with interest at the applicable federal rate under Section 7872(f)(2)(A) of the Code in effect on the date of the separation from service) on the first business day that is more than six (6) months after the date of the separation from service (or, if the Participant dies during such six (6) month period, within ninety (90) days after the Participant's death).
(d)    To the extent that payment of an amount that constitutes a "deferral of compensation" within the meaning of Code Section 409A is contingent upon the Participant executing a release of claims against the Company, the release must be executed by the Participant and become effective and irrevocable in accordance with its terms no later than the earlier of (i) the date set forth in the Award, or (ii) fifty-five (55) days following separation from service.
(e)    To the extent that any payment of an amount that constitutes a "deferral of compensation" within the meaning of Code Section 409A and is scheduled to be paid in the form of installment payments, such payment form shall be deemed to be a right to a series of separate payments as described in Treasury Regulations § 1.409A-2(b)(2)(iii).
(f)    To the extent that any Award is subject to Code Section 409A, any substitution of such Award may only be made if such substitution is made in a manner permitted and compliant with Code Section 409A.
(g)    In no event will the Company or any Subsidiary have any liability to any Participant with respect to any penalty or additional income tax imposed under Code Section 409A even if there is a failure on the part of the Company or Committee to avoid or minimize such Section's penalty or additional income tax.
18.3    Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Missouri without giving effect to the principles of the conflict of laws to the contrary.

SUBJECT TO THE SHAREHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS HAWTHORN BANCSHARES, INC. EQUITY INCENTIVE PLAN WAS ADOPTED BY THE BOARD OF DIRECTORS OF HAWTHORN BANCSHARES, INC. EFFECTIVE ON THE 29th DAY OF MARCH, 2023.

THE PLAN SHALL BECOME EFFECTIVE ONLY IF APPROVED BY THE SHAREHOLDERS OF THE COMPANY AND THE EFFECTIVE DATE OF THE PLAN SHALL BE SUCH DATE OF SHAREHOLDER APPROVAL.

ANNUAL MEETING OF SHAREHOLDERS OF

# HAWTHORN BANCSHARES, INC.

June 6, 2023

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM Eastern Time the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/19165/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333330000000000 3

060623

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE LISTED NOMINEES AS DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4.**

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. ELECTION OF THREE CLASS I DIRECTORS. | | | |
| **Nominees** | | | |
| Kathleen L. Bruegenhemke | ☐ | ☐ | ☐ |
| Philip D. Freeman | ☐ | ☐ | ☐ |
| Jonathan D. Holtaway | ☐ | ☐ | ☐ |
| 2. Proposal to ratify the selection of the accounting firm of KPMG LLP as the Company's independent registered public accounting firm for 2023. | ☐ | ☐ | ☐ |
| 3. Proposal to provide advisory approval of the compensation of the Company's executives disclosed in the Proxy Statement. | ☐ | ☐ | ☐ |
| 4. Proposal to approve the Hawthorn Bancshares, Inc. Equity Incentive Plan. | ☐ | ☐ | ☐ |

**This Proxy will be voted as directed, but if no instructions are specified, this Proxy will be voted "For" the election of the three (3) persons listed above as class I directors of the Company for the next three years and "For" approval of proposals 2, 3 and 4 identified above. In their discretion, the appointed proxies and agents are authorized to vote upon such other business as may properly be presented at the Meeting. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

# HAWTHORN BANCSHARES, INC.

June 6, 2023

## PROXY/DIRECTION TO TRUSTEE VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your Proxy/Direction to Trustee available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your Proxy/Direction to Trustee available when you call.

Vote online/phone until 11:59 PM Eastern Time, May 25, 2023.

**MAIL** - Sign, date and mail your Proxy/Direction to Trustee in the envelope provided as soon as possible.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Meeting, Proxy Statement and Proxy/Direction to Trustee are available at http://www.astproxyportal.com/ast/19165/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333330000000000 3 060623

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE LISTED NOMINEES AS DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4.**

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. ELECTION OF THREE CLASS I DIRECTORS.

| **Nominees** | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| Kathleen L. Bruegenhemke | ☐ | ☐ | ☐ |
| Philip D. Freeman | ☐ | ☐ | ☐ |
| Jonathan D. Holtaway | ☐ | ☐ | ☐ |
| 2. Proposal to ratify the selection of the accounting firm of KPMG LLP as the Company's independent registered public accounting firm for 2023. | ☐ | ☐ | ☐ |
| 3. Proposal to provide advisory approval of the compensation of the Company's executives disclosed in the Proxy Statement. | ☐ | ☐ | ☐ |
| 4. Proposal to approve the Hawthorn Bancshares, Inc. Equity Incentive Plan. | ☐ | ☐ | ☐ |

**The shares of the company's stock credited to your account in the Company's Profit - Sharing 401(k) Plan will be voted as directed in this Proxy/Direction to Trustee. If no instructions are specified with respect to the election of any nominee for director, your shares will be voted to abstain. If no instructions are specified with respect to any other matter presented at the Meeting, your shares will be voted to abstain. This Proxy/Direction to Trustee is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy/Direction to Trustee. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.